As filed with the Securities and Exchange Commission on November 22, 1995 Registration Nos. 33-29180, 811-5823

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 7

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 9

                           DOMINI SOCIAL EQUITY FUND

               (Exact Name of Registrant as Specified in Charter)
                6 St. James Avenue, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-423-0800

                            Philip W. Coolidge, Esq.
                     Signature Broker-Dealer Services, Inc.
                               6 St. James Avenue
                          Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on November 28, 1995 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of its shares of beneficial interest (without par value) pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the Notice required by Rule 24f-2 on September 22, 1995 for Registrant's fiscal year ended July 31, 1995.

Domini Social Index Portfolio has also executed this registration statement.


DSI201.EDG

DOMINI SOCIAL EQUITY FUND
CROSS REFERENCE SHEET
(As required by Rule 495)



Item Number                                                                     Statement of Additional
Form N-1A, Part A             Prospectus Caption                                Information Caption

1                             Front Cover Page                                                  *
2                             Expense Summary                                                   *
3                             Financial Highlights;                                             *
                              Performance Information
4                             Front Cover Page; Investment                                      *
                              Objective and Policies
5                             The Fund; Management;                                             *
                              Adviser, Manager, Administrator;
                              Service Organizations, Transfer Agent
                              and Custodian; Back Cover Page;
                              Other Information Concerning Shares
                              of the Fund-Expenses
5A                            Not Applicable
6                             Other Information Concerning Shares                               *
                              of the Fund-Description of Shares,
                              Voting Rights and Liabilities;
                              Service Organizations, Transfer Agent
                              and Custodian; Other Information
                              Concerning Shares of the Fund-Dividends
                              and Capital Gain Distributions;
                              Tax Matters
7                             Purchases and Redemptions of Shares;                              *
                              Purchases; Other Information Concerning
                              Shares of the Fund, Net Asset Value,
                              Distribution Plan and Agreement; Service
                              Organizations, Transfer Agent and Custodian;
8                             Purchases and Redemptions of Shares-                              *
                                 Redemptions
9                             Not Applicable                                                    *

Item Number                                                                     Statement of Additional
Form N-1A, Part B             Prospectus Caption                                Information Caption


10                                       *                                      Front Cover Page
11                                       *                                      Front Cover Page
12                                       *                                      The Fund
13                            Investment Objectives and                         Investment Objectives,
                              Policies                                          Policies and Restrictions
14                                       *                                      Management of the Fund
                                                                                and Portfolio-Trustees,
                                                                                Officers
15                                       *                                      Management of the Fund
                                                                                and Portfolio-Trustees,
                                                                                Officers


16                            Other Information Concerning                      Management of the Fund
                              Shares of the Fund-Expenses                       and the Portfolio-
                                                                                Administrator
                              Management of the Fund-                           Management of the Fund
                              Administrator                                     and the Portfolio-
                                                                                Administrator
                              Purchases and Redemptions of                      Management of the Fund and
                              Shares-Distribution Plan                          the Portfolio-
                              and Agreement                                     Distributor
                              Service Organizations, Transfer                   Management of the Fund and
                              Agent and Custodian-                              Portfolio-Administrative
                              Transfer Agent and Custodian;                     Services Plan; Transfer
                              Back Cover Page                                   Agent, Custodian and
                                                                                Service Organizations;
                                                                                Independent Auditors;
                                                                                Back Cover Page
                                         *                                      Management of the Fund
                                                                                and the Portfolio-
                                                                                Distributor
17                                       *                                      Investment Objectives,
                                                                                Policies and
                                                                                Restrictions-Security
                                                                                Transactions
18                            Other Information Concerning                      Description of Shares-
                                 Shares of the Fund-                            Voting Rights and
                                 Description of Shares,                         Liabilities
                                 Voting Rights and Liabilities
19                            Purchases and Redemptions of                      Not Applicable
                                 Shares
                              Other Information Concerning                      Determination of Net Asset
                                 Shares of the Fund-Net                         Value
                                 Asset Value; Purchases and
                                 Redemptions of Shares
20                            Tax Matters                                       Taxation
21                                       *                                      Management of the Fund
                                                                                and the Portfolio-
                                                                                Distributor
                                         *                                      Management of the Fund
                                                                                and the Portfolio-
                                                                                Distributor
                                         *                                      Not Applicable
22                                       *                                      Performance Information
23                                       *                                      Financial Statements


Form N-1A, Part C

Information required to be included in Part C is set forth under the appropriately numbered item in Part C of this registration statement.

                                                                      PROSPECTUS
                                                              November  28, 1995

DOMINI SOCIAL EQUITY FUND


         The investment objective of the Domini Social Equity Fund (the "Fund") is to provide its shareholders with long-term total return which corresponds to the total return performance of the Domini Social IndexSM, an index comprised of stocks selected according to social criteria. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The Portfolio invests in the common stocks included in the Domini Social IndexSM.

TABLE OF CONTENTS                                                    PAGE
The Fund.............................................................
Expense Summary......................................................
Financial Highlights.................................................
Performance Information..............................................
Investment Objective and Policies....................................
Management ..........................................................

Purchases and Redemptions of Shares..................................
Tax Matters..........................................................
Other Information Concerning Shares of the Fund......................

Service Organizations, Transfer Agent and Custodian..................

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


         The investment adviser of the Portfolio is Kinder, Lydenberg, Domini & Co., Inc. The investment manager of the Portfolio is Mellon Equity Associates. The administrator and distributor of the Fund, and the administrator of the Portfolio, is Signature Broker-Dealer Services, Inc. INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL, STATE OR OTHER GOVERNMENTAL AGENCY.


         "DominiSM" and "Domini Social IndexSM" are service marks of Kinder, Lydenberg, Domini & Co., Inc.

         This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information, dated November 28, 1995 as amended from time to time, which contains more detailed information about the Fund and is incorporated into this Prospectus by reference. An investor may obtain a copy of the Statement of Additional Information without charge by contacting the Distributor (see back cover for address and phone number).

         UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN THE PORTFOLIO. THE FUND INVESTS IN THE PORTFOLIO THROUGH SIGNATURE FINANCIAL GROUP, INC.'S HUB AND SPOKE(R) INVESTMENT FUND STRUCTURE. "HUB AND SPOKE(R) " IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC. SEE "SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE(R) STRUCTURE" HEREIN.


         INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

                                    THE FUND


         Domini Social Equity Fund (the "Fund") is a no-load, diversified, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 7, 1989. Although shares of the Fund are sold without a sales load, Signature Broker-Dealer Services, Inc. ("Signature") may receive a distribution fee from the Fund pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value.

         Shares of the Fund are sold continuously by Signature, the Fund's distributor (the "Distributor"). The minimum initial investment is $1,000, except that the minimum initial investment for an Individual Retirement Account ("IRA") is $250. An investor should obtain from the Distributor, and should read in conjunction with this prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed. See "Purchases and Redemptions of Shares" herein.

         Proceeds from the sale of shares of the Fund are invested in the Portfolio which then purchases securities in accordance with its investment objective and policies. Kinder, Lydenberg, Domini & Co., Inc. ("KLD") is the Portfolio's investment adviser (the "Adviser"). Mellon Equity Associates ("Mellon Equity") is the Portfolio's investment manager (the "Manager"). Signature, the administrator of the Fund (the "Administrator") and of the Portfolio (the "Portfolio Administrator"), supervises the overall administration of the Fund and of the Portfolio. The Boards of Trustees of the Fund and of the Portfolio provide broad supervision over the affairs of the Fund and of the Portfolio, respectively. The Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (the "Independent Trustees"), are separate and independent from the Independent Trustees of the Portfolio. For further information about the Trustees of the Fund and the Portfolio, see "Management of the Fund and the Portfolio" in the Statement of Additional Information.

A majority of the Fund's Trustees are not affiliated with the Adviser.


         The Adviser determines the composition of the Domini Social Index. The following persons are primarily responsible for the development and maintenance of the Domini Social Index (which determines the composition of the Portfolio's securities) : Steven D. Lydenberg, Director of Research, KLD, since 1990 ; and Peter D. Kinder, President, KLD, since 1988. The Manager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies.


         The Fund is obligated to pay a fee to the Administrator at an annual rate equal to 0.15% of the Fund's average daily net assets, and the Fund may pay a fee to the Distributor up to an annual rate equal to 0.25% of the Fund's average daily net assets, in each case calculated on an annualized basis for the Fund's then-current fiscal year. The Portfolio is obligated to pay a fee to the Adviser at an annual rate equal to 0.05% of the Portfolio's average daily net assets and a fee to the Portfolio Administrator at an annual rate equal to 0.05% of the Portfolio's average daily net assets, in each case on an annualized basis for the Portfolio's then-current fiscal year. The Portfolio is obligated to pay a fee to the Manager equal on an annual basis to the following percentages of the Portfolio's average daily net assets for its then-current fiscal year: 0.10% of assets up to $50 million; 0.30% of assets between $50 million and

$100 million; 0.20% of assets between $100 million and $500 million; and 0.15% of assets over $500 million. See "Management - Manager" herein for more detailed information on the fees of the Manager. The Fund and the Portfolio must also pay all of their respective other expenses.


                                EXPENSE SUMMARY


         The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses for the Fund and the Portfolio, as a percentage of average net assets of the Fund, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund.


SHAREHOLDER TRANSACTION EXPENSES..............................  0%
ANNUAL OPERATING EXPENSES:


      Advisory and Management Fees..........................  0.25%
      12b-1 Fees............................................  0%

      Other Expenses
        - Administrative Services Fees......................  0.20%
        - Expense Payment Fees..............................  0.53%

      Total Operating Expenses..............................  0.98%


EXAMPLE:
      A shareholder of the Fund would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:

         1 year.............................................  $10
         3 years............................................  $31
         5 years............................................  $54
        10 years...........................................  $120



         The purpose of the expense table provided above is to help investors understand the various costs and expenses that a shareholder will bear directly or indirectly. Pursuant to expense payment arrangements between Signature and each of the Fund and the Portfolio , Signature pays all of the operating expenses of the Fund and the Portfolio , including the advisory, management and administrative services fees. Under these arrangements, Signature receives expense payment fees (i) from the Fund, at an annual rate equal to 0.48% of the Fund's average daily net assets for its then-current fiscal year, and (ii) from the Portfolio, at an annual rate equal to 0.50% of the Portfolio's average daily net assets for its then-current fiscal year. As a result, the aggregate annual operating expenses (including amortization of organization expenses) of the Fund and the Portfolio will not exceed 0.98% of the average daily net assets of the Fund. All of the advisory, management and administrative services fees shown above are paid through the expense payment arrangements. After the expense payment arrangements terminate on December 31, 1999, the dollar-based expenses of the Fund and the Portfolio will each be paid directly. For more information with respect to the expenses of the Fund and the Portfolio , see "Management" herein.

         The Fund may pay a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets in reimbursement of, or in anticipation of, expenses incurred by the Distributor in connection with the sale of shares of the Fund. Long-term shareholders may pay more than the economic equivalent of the maximum distribution charges permitted by the National Association of Securities Dealers, Inc. The Fund may pay fees to Service Organizations (as defined below) in amounts up to an annual rate of 0.25% of the daily net asset value of shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship. The Fund does not currently intend to enter into agreements with and pay fees to Service Organizations, but it may do so in the future. See "Other Information Concerning Shares of the Fund - Distribution Plan and Agreement" and "Service Organizations, Transfer Agent and Custodian" herein.

         THE "EXAMPLE" SET FORTH ABOVE IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN.

         The Fund's Trustees believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and an investment manager and invested directly in the types of securities being held by the Portfolio. See "Other Information Concerning Shares of the Fund - Expenses" herein for further discussion of Fund and Portfolio expenses.


                              FINANCIAL HIGHLIGHTS


         The following selected data for a share outstanding for the indicated periods have been audited by KPMG Peat Marwick LLP, independent certified public accountants, whose reports thereon appear in the Statement of Additional Information. This information should be read in conjunction with the financial statements included in the Statement of Additional Information.

         The Fund's Annual Report includes a discussion of those factors, strategies and techniques that materially affected the Fund's performance during the fiscal year ended July 31, 1995, as well as certain related information. A copy of the Annual Report will be made available without charge upon request.




                                                   FOR THE FISCAL YEARS ENDED JULY 31

                                                                                                                   For the Period
                                                                                                                   August 10, 1990
                                   1995                1994                1993                1992                TO JULY 31, 1991
                                   ----                ----                ----                ----                ----------------
Net Asset Value,
   beginning of
   period..............            $12.13              $12.00              $11.06              $9.95                    $10.00
Income from
   investment
   operations:
   Net investment
      income...........            0.172               0.175               0.137               0.117                    0.018
   Net realized
      and
      unrealized
      gain (loss) on
      investments......            2.825               0.178(a)            0.968               1.106                    (0.068)(a)




           5


Total from
   investment
   operations..........            2.997               0.353               1.105               1.223                    (0.050)

Less distributions:
    Dividends to
      shareholders
      from net
      investment
      income...........            (0.195)             (0.150)             (0.150)             (0.113)                    -
   Dividends to
      shareholders
      from realized
      capital gains....            (0.082)             (0.073)             (0.015)                -                       -

Total distributions....            (0.277)             (0.223)             (0.165)             (0.113)                    -

Net asset value,
   end of period.......            $14.85              $12.13              $12.00              $11.06                   $9.95


Total return...........            25.10%              2.90%               10.00%              12.30%                   (0.50)%
Ratios/supplemental
  data:
   Net assets, end
      of period
      (in 000's).......            $54,638             $31,369             $17,229             $7,174                   $1,740
   Ratio of
      expenses to
      average net
      assets(c)........            0.90%               0.75%               0.75%               0.75%                    0.75%(b)
   Ratio of net
      investment
      income to
      average net
      assets(c)........            1.38%               1.67%               1.41%               1.53%                    1.49%(b)

-----------
(a) After effect of transaction in capital stock.
(b) Annualized.
(c) Includes the Fund's share of Domini Social Index Portfolio's expenses as well as a waiver of fees and payment of expenses by the Administrator. Without the limitations set forth in the expense payment arrangements and fee waivers in effect during the indicated periods, the ratios of net investment income and expenses to average net assets for the fiscal years ended July 31, 1995, 1994, 1993, 1992, and the period ended July 31, 1991 would have been 1.13% and 1.15%, 1.39% and 1.03%, 1.26% and 0.90%,

1.53% and 0.75%, and 1.49% and 0.75%, respectively. For more information with respect to the expense payment arrangements, see "Other Information Concerning Shares of the Fund-Expenses" herein.


                            PERFORMANCE INFORMATION


         Performance information concerning the Fund may from time to time be used in advertisements, shareholder reports or other communications to shareholders. The Fund may provide period and average annualized "total rates of return" with respect to the Fund. The "total rate of return" of the Fund refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and includes the value of any shares purchasable with any dividends or capital gains distributions declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a 52-week period, and that all dividends and capital gains distributions are reinvested. An annualized total rate of return will be slightly higher than a period total rate of return if the period is shorter than one year, because of the effect of compounding.

         The Fund may provide "yield" quotations with respect to the Fund. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period shall be stated in any advertisement or communications with a shareholder). This income is then "annualized", that is, the amount of income generated by the investment over the period is assumed to be generated over a 52-week period and is shown as a percentage of investment. A "yield" quotation, unlike a total rate of return quotation, does not reflect changes in net asset value.

         From time to time the Fund may also quote fund rankings from various sources, such as Lipper Analytical Services, Inc., and may compare its performance to that of the Domini Social Index and various other unmanaged securities indices, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and the Dow Jones Industrial Average. "Standard & Poor(R)", "S&P(R)" and "Standard & Poor's 500(R)" are trademarks of Standard & Poor's Corporation.

         See the Statement of Additional Information for further information concerning the calculation of yield and any total rate of return quotations. Since the Fund's yield and total rate of return quotations are based on historical earnings and since such yield and rates of return fluctuate over the time, such quotations should not be considered as an indication or representation of the future performance of the Fund.


                       INVESTMENT OBJECTIVE AND POLICIES

         INVESTMENT OBJECTIVE - The investment objective of the Fund is to provide its shareholders with long-term total return (reflecting both dividend and price performance of the Fund) which corresponds to the total return performance of the Domini Social Index (sometimes referred to herein as the "Index"). There can, of course, be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed without approval by the Fund's shareholders.

         INVESTMENT POLICIES - The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has the same investment objective as the Fund. The Portfolio seeks to achieve its investment objective by investing in the common stocks comprising the Domini Social Index. The Portfolio will approximate the weightings of securities held by the Portfolio to the weightings of the stocks in the Index, except as described below, and will seek a correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation. As of September 30, 1995, the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index was 0.99. To the extent practicable, the Portfolio will attempt to be fully invested. The ability of the Fund to duplicate the performance of the Domini Social Index by investing in the Portfolio will depend to some extent on the size and timing of cash flows into and out of the Fund and the Portfolio as well as the Fund's and the Portfolio's expenses. Adjustments in the securities holdings of the Portfolio to accommodate cash flows will track the Domini Social Index to the extent practicable, but this will result in brokerage expenses.

         SOCIAL CRITERIA - The Domini Social Index is a common stock index developed and maintained by the Adviser comprised of the common stocks of approximately 400 companies which meet certain social criteria. The weightings of the stocks comprising the Index are based upon market capitalization. The criteria used in developing and maintaining the Domini Social Index involve subjective judgment by the Adviser. The Adviser seeks to exclude companies which, based on data available to the Adviser, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products or alcoholic beverages; derive any revenues from gambling enterprises; or own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle. In evaluating stocks for inclusion in the Index, the Adviser considers criteria such as environmental performance, particularly in taking positive initiatives in environmental matters; its employee relations; its corporate citizenship; and the quality of a company's products and its attitudes with regard to consumer issues. Environmental performance includes a company's record on waste disposal, toxic emissions, fines or penalties, and efforts in waste and emissions reductions, recycling, and the use of environmentally beneficial fuels. Corporate citizenship includes a company's record on philanthropic activities and its interaction with the communities it affects. Employee relations includes a company's record with regard to labor matters, its commitment to work place safety and to equal employment opportunity (reflected, for example, in the number of women and minorities in executive positions), the breadth, quality and innovation of its employee benefit programs, and its commitment to provide employees with a meaningful participation in company profits either through stock purchase or profit sharing plans.

         The Adviser intends to vote proxies of companies included in the Portfolio consistent with the social criteria used in developing and maintaining the Index.

         INDEX MANAGEMENT - The Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Index. Moreover, inclusion of a stock in the Domini Social Index does not imply an opinion by the Adviser as to the merits of that specific stock as an investment. However, the Adviser believes that enterprises which exhibit a social awareness, based on the criteria described above, should be better prepared to meet future societal needs for goods and services and may also be less likely to incur certain legal liabilities that may be incurred when a product or service is determined to be harmful, and that such enterprises should over the longer term be able to provide a positive return to investors.

         In selecting stocks for inclusion in the Index:


         1. The Adviser evaluated, in accordance with the social criteria described above, each of the companies the stocks of which comprise the S&P 500. If a company whose stock was included in the S&P 500 met the Adviser's social criteria and met the Adviser's further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Domini Social Index. As of September 30, 1995, of the 500 companies whose stocks comprised the S&P 500, approximately 51% were included in the Index.


         2. The remaining stocks comprising the Domini Social Index (I.E., those which are not included in the S&P 500) were selected based upon the Adviser's evaluation of the social criteria described above, as well as upon the Adviser's criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. Because of the social criteria applied in the selection of stocks comprising the Domini Social Index, industry sector weighting in the Domini Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500, and certain industry sectors will be excluded altogether.


         The component stocks of the S&P 500 are chosen by Standard & Poor's Corporation ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Construction of the S&P 500 by S&P proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the New York Stock Exchange. Not all stocks included in the S&P 500 are listed on the New York Stock Exchange. However, the total market value of the S&P 500 as of September 30, 1995 represented 76% of the aggregate market value of common stocks traded on the New York Stock Exchange.

         Inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Fund or the Portfolio.

         Some of the stocks included in the Domini Social IndexSM may be stocks of foreign issuers (provided that the stocks are traded in the United States in the form of American Depositary Receipts or similar instruments the market for which is denominated in United States dollars). Securities of foreign issuers may represent a greater degree of risk (I.E., as a result of exchange rate fluctuation, tax provisions, war or expropriation) than do securities of domestic issuers.

         The weightings of stocks in the Domini Social Index are based on each stock's relative total market capitalization, (I.E., market price per share times the number of shares outstanding). Because of this weighting, as of September 30, 1995 approximately 38% of the Domini Social Index was comprised of the 20 largest companies in that Index.

         The Adviser may exclude from the Domini Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy the Adviser believes may be imminent.



         The Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Domini Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Domini Social Index, will reflect the Manager's judgment as to the appropriate balance between the goal of correlating the holdings of the Portfolio with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares. To the extent practicable, the Portfolio will seek a correlation between the weightings of securities held by the Portfolio to the weightings of the securities in the Index of 0.95 or better. Subject to the goal of achieving a
0.95 or better correlation between the weightings of the securities held by the Portfolio and the weightings of the securities in the Index, the Manager may slightly overweight and/or underweight certain holdings of the Portfolio compared to the Index in an effort to enhance the performance of the Portfolio to help offset the expenses of the Portfolio and the Fund and the effect of the size and timing of cash flows into and out of the Portfolio and the Fund. There can be no assurances, of course, that such portfolio enhancement strategies will be successful, and the performance of the Portfolio may as a result be worse than if such strategies were not undertaken. The Board of Trustees of the Portfolio will receive and review, at least quarterly, a report prepared by the Manager comparing the performance of the Fund and the Portfolio with that of the Index, and comparing the composition and weighting of the Portfolio's holdings with those of the Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Fund or the Portfolio, as the case may be, and that of the Index, or between the composition and weighting of the Portfolio's securities holdings with those of the stocks comprising the Index. If the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index falls below 0.95, the Board of Trustees will review with the Manager methods for increasing such correlation, such as through adjustments in securities holdings of the Portfolio.

         The Portfolio may invest cash reserves in short-term debt securities (I.E., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States Government, bankers' acceptances, commercial paper or certificates of deposit, provided that the issuer satisfies the Adviser's social criteria. The Portfolio does not currently intend to invest in direct obligations of the United States Government. Short-term debt securities purchased by the Portfolio will be rated at least Prime-1 by Moody's Investors Service, Inc. or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Portfolio's Board of Trustees. The Portfolio's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Domini Social Index and in order to meet anticipated redemption requests. Such investments are not intended to be used for defensive purposes in periods of anticipated market decline.


         Frequent changes in the Portfolio's holdings may result from the policy of attempting to correlate the Portfolio's securities holdings with the composition of the Index, and the frequency of such changes will increase as the rate and volume of purchases and redemptions of shares of the Portfolio increases.

The annual portfolio turnover rates of the Portfolio for the fiscal years ended July 31, 1994 and July 31, 1995 were 8% and 6%, respectively.


         The Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Neither the Portfolio nor the Fund will engage in brokerage transactions with the Adviser, the Manager or the Administrator or any of their respective affiliates or any affiliate of the Fund or the Portfolio. For further discussion regarding securities trading by the Portfolio, see the Statement of Additional Information.

         Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, the Portfolio may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. Such loans would be required to be secured continuously by collateral and cash or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Portfolio would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Portfolio may pay finder's and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         Although it has no current intention to do so, the Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Portfolio owns an equal amount of such securities, or securities convertible into such securities.

SPECIAL INFORMATION CONCERNING THE HUB AND SPOKE(R) STRUCTURE

         The Fund and the Portfolio are utilizing certain proprietary rights, know-how and financial services referred to as Hub and Spoke(R) from Signature Financial Group, Inc. ("Signature Financial"), of which the Administrator is a wholly owned subsidiary. Hub and Spoke(R) is a registered service mark of Signature Financial.


         Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the

Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from the Administrator at (617) 423-0800. The Hub and Spoke investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

         The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders thirty days prior to implementing the change. If there were a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial positions and needs. The investment objective of the Portfolio may also be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio (and notice by the Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of either the Fund or the Portfolio will be achieved. See "Investment Restrictions" in the Statement of Additional Information for a description of the fundamental policies of the Fund and of the Portfolio that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, respectively. Except as stated otherwise, all investment guidelines, policies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

         Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility exists as well for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission, whenever the Fund is requested to vote on matters pertaining to the Portfolio , the Fund will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Fund in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.


         The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Fund determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retention of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Fund were unable to find a substitute investment company in which to invest the Fund's assets and were unable to secure directly the services of an investment adviser and investment manager, the Trustees will seek to determine the best course of action.

         For more information about the Portfolio's policies, management and expenses see "Investment Objective and Policies," "Management," and "Other Information Concerning Shares of the Fund - Expenses." For information about the Portfolio's investment restrictions see the Statement of Additional Information.

                                  -----------


         As a matter of fundamental policy, the Fund will invest all of its investable assets (either directly or through the Portfolio) in one or more of:
(i) stocks comprising an index of securities selected applying social criteria, which initially will be the Domini Social Index, (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. This fundamental policy cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this Prospectus, means the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the outstanding shares of the Fund present at a meeting at which holders of more than 50% of the Fund's outstanding shares are represented in person or by proxy). Except for this fundamental policy, investor approval is not required to change the Fund's or the Portfolio's investment objective or any of the investment policies described above.

         The Statement of Additional Information includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Portfolio's and the Fund's investment policies. Certain of the investment restrictions listed in the Statement of Additional Information may not be changed by the Portfolio without the approval of the Fund and the other investors in the Portfolio or by the Fund without the approval of the shareholders of the Fund. If a percentage or rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the Portfolio's total assets or the value of the Portfolio's securities or a later change in the rating of a security held by the Portfolio will not be considered a violation of policy.


         Expenses of the Portfolio with respect to investment advisory services, investment management services and administration services are described herein under "Management - Adviser, - Manager and - Administrator," respectively.

                                   MANAGEMENT


         The Boards of Trustees of the Fund and the Portfolio provide broad supervision over the affairs of the Fund and the Portfolio, respectively. The Fund has retained the services of Signature as administrator, but has not retained the services of an investment adviser or investment manager since the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The

Portfolio has retained the services of Signature as administrator, KLD as investment adviser, and Mellon Equity as investment manager.


                                    ADVISER


         KLD provides advice to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The services provided by the Adviser consist of determining the stocks to be included in the Index and evaluating, in accordance with the Adviser's social criteria, debt securities which may be purchased by the Portfolio. For its services under the Advisory Agreement, the Adviser receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.05% of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year.

         Amy Lee Domini is a principal executive officer of KLD. Ms. Domini is a Chartered Financial Analyst and has been in the investment field for twenty years. She has co-authored three books on social investing, ETHICAL INVESTING (Addison-Wesley, 1986), INVESTING FOR GOOD (Herbert Collins, 1993) and THE SOCIAL INVESTMENT ALMANAC (Henry Holt Reference Books, 1992), and is currently a trustee of Loring, Wolcott & Coolidge, a firm of private trustees. Ms. Domini serves on the Governing Board of the Interfaith Center on Corporate Responsibility and is a former member of the Board of the National Association of Community Development Loan Funds. She is a member of both the Committee on Trust Funds and the Church Pension Fund at the Episcopal Church (USA). Ms. Domini has worked to promote both shareholder activism and community development investing which, in combination with the integration of social criteria into investment decisions, in her view serve to encourage the business community to accept more responsibility for its impact on society.

         Peter D. Kinder, president of KLD, received his training as a lawyer and has practiced in both the public and private sectors with a particular emphasis on administrative law. He co-authored LAW AND BUSINESS (McGraw-Hill, 1990 [3d ed.]), ETHICAL INVESTING (Addison-Wesley, 1986), INVESTING FOR GOOD (Herbert Collins, 1993) and THE SOCIAL INVESTMENT ALMANAC (Henry Holt Reference Books, 1992). As a member of the Board of the Social Investment Forum, Mr. Kinder participated in the Forum's CERES Project which developed the Valdez Principles proposing environmental standards to be adopted by U.S. corporations.

         Steven D. Lydenberg, Director of Research of KLD, has been active in social research for nineteen years. For twelve years he served the Council on Economic Priorities, ultimately as Director of Corporate Accountability Research. From 1987 to 1989, Mr. Lydenberg was an investment associate with Franklin Research and Development, where he edited Franklin's newsletter, INVESTING FOR A BETTER WORLD. Mr. Lydenberg has authored numerous publications on issues of corporate social responsibility, including RATING AMERICA'S CORPORATE CONSCIENCE (Addison-Wesley, 1986) and THE SOCIAL INVESTMENT ALMANAC (Henry Holt Reference Books, 1992), as well as co- authored INVESTING FOR GOOD (Herbert Collins, 1993). He is a Chartered Financial Analyst.

         "DominiSM" and "Domini Social IndexSM" are service marks of KLD. Pursuant to agreements with the Fund and the Portfolio, the Portfolio will be required to discontinue use of such service marks if KLD ceases to be the investment adviser of the Portfolio, and the Fund will be required to discontinue the use of such service marks if either KLD ceases to be the investment adviser of the Portfolio or the Fund ceases to invest all of its assets in the Portfolio.

                                                        MANAGER


         Mellon Equity manages the Portfolio on a day-to-day basis pursuant to an Investment Management Agreement (the "Management Agreement"). Mellon Equity does not determine the composition of the Domini Social Index.

         Prior to November 21, 1994, the investment manager of the Portfolio was State Street Bank and Trust Company (the "Former Manager"). For the fiscal year ended July 31, 1994, the Former Manager voluntarily waived a portion of its management fees and was paid investment management fees equal to 0.07% of the average daily net assets of the Portfolio. On October 5, 1994 the Portfolio notified the Former Manager of its intent to terminate the investment management agreement between the Portfolio and the Former Manager (the "Former Agreement").

         The Board of Trustees of the Portfolio authorized the Portfolio to enter into a new investment management agreement (the "Management Agreement") with Mellon Equity, pursuant to which Mellon Equity assumed responsibilities for the management of the Portfolio's assets on November 21, 1994. Except for the investment management fee to be paid thereunder, the terms and conditions of the Management Agreement are not substantially different from the terms and conditions of the Former Agreement. Under the Management Agreement, the Portfolio will pay Mellon Equity an investment management fee equal on an annual basis to the following percentages of the Portfolio's average daily net assets for its then-current fiscal year: 0.10% of assets up to $50 million; 0.30% of assets between $50 million and $100 million; 0.20% of assets between $100 million and $500 million; and 0.15% of assets over $500 million.




         Mellon Equity is a Pennsylvania business trust whose sole beneficiary is MBC Investments Corporation, a wholly-owned subsidiary of Mellon Bank Corporation. Mellon Equity has been registered as an investment adviser under the Investment Advisers Act of 1940 since 1986. Prior to 1987, the Manager was part of the Equity Management Group of Mellon Bank Corporation's Trust and Investment Department, which has managed pension assets since 1947. As of September 30, 1995, the Manager had approximately $7.6 billion in assets under management.

         Mellon Equity believes that performance of investment management services for the Portfolio will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Mellon Equity from continuing to perform such services for the Portfolio. If Mellon Equity were prohibited from acting as investment manager to the Portfolio, it is expected that the Trustees would recommend to shareholders approval of a new investment management agreement with another qualified investment manager selected by the Trustees, or that the Trustees would recommend other appropriate action.


                                 ADMINISTRATOR


         Pursuant to Administrative Services Agreements, Signature provides the Fund and the Portfolio with general office facilities and supervises the overall administration of the Fund and the Portfolio, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund or the Portfolio; the preparation and filing of all documents required for compliance by the Fund or the Portfolio with applicable laws and regulations; and arranging for the maintenance of books and records of the Fund and the Portfolio. Signature provides persons satisfactory to the Board of Trustees of the Fund or the Portfolio to serve as officers of the Fund or the Portfolio. Such officers, as well as certain other employees and Trustees of the Fund or the Portfolio, may be directors, officers or employees of Signature or its affiliates. For these services and facilities, Signature receives fees computed and paid monthly from the Fund at an annual rate equal to 0.15% of the average daily net assets of the Fund, and from the Portfolio at an annual rate equal to 0.05% of the average daily net assets of the Portfolio, in each case on an annualized basis for the Fund's or the Portfolio's then-current fiscal year. Signature is a wholly-owned subsidiary of Signature Financial Group, Inc.


         Pursuant to a Sub-Administrative Services Agreement between Signature and KLD, KLD serves as Sub-Administrator of the Fund. In such capacity, KLD performs certain administrative services requested by the Administrator, including assisting personnel of the Administrator in answering questions from the general public, the media and investors in the Fund regarding the securities holdings of the Portfolio. For these services, KLD receives from the Administrator such compensation as they may agree on from time to time.


                      PURCHASES AND REDEMPTIONS OF SHARES
                                   PURCHASES


         Shares of the Fund may be purchased without a sales load at the net asset value next determined after an order for shares is received and accepted by the Fund provided such order is received and accepted prior to the close of the New York Stock Exchange on any day the New York Stock Exchange is open for trading (a "Fund Business Day").

The minimum initial investment in the Fund is $1,000, except that the minimum initial investment for an IRA is $250. There is no minimum on additional investments.

         The Fund reserves the right to cease offering its shares for sale at any time or to reject any order for the purchase of its shares.


         For each shareholder of record, the Fund establishes an open account to which all shares purchased are credited together with any dividends and capital gains distributions which are paid in additional shares. See "Other Information Concerning Shares of the Fund - Dividends and Capital Gains Distributions". Although most shareholders elect not to receive share certificates, certificates for full shares can be obtained on specific written request to the Fund. No certificates are issued for fractional shares.


         Shares may be purchased directly from the Distributor or through Service Organizations (see "Service Organizations" below) by clients of those Service Organizations. If an investor purchases shares through a Service Organization, the Service Organization must promptly transmit such order to the Fund so that the order receives the net asset value next determined following receipt of the order. Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund. Investors wishing to purchase shares through a Service Organization should contact that organization directly for appropriate instructions. Other investors may purchase Fund shares in the manner described below.

         Investors desiring to purchase shares of the Fund by mail should complete an Account Application and mail the Application and a check (in U.S. dollars), payable to "Domini Social Equity Fund," to the Fund at the following address:

               Domini Social Equity Fund

               P.O. Box  117
               New York, New York  10274-0117

         An investor desiring to purchase shares by a wire transfer of funds should request its bank to transmit immediately available funds . The information transmitted with the funds must include the investor's name and address and a statement indicating whether a new account is being established by such wire transfer or whether such wire transfer is being made by a shareholder with an account with the Fund. If the initial purchase by an investor is by a wire transfer of funds, an account number will be assigned to such investor and an Account Application must subsequently be completed and mailed to the Fund. For purchases by wire transfer, please call Fundamental Shareholder Services, Inc., the Fund's transfer agent (the "Transfer Agent"), at 1-800-782-4165 to obtain wire transfer instructions.

         Investors making purchases through a Service Organization should be aware that it is the responsibility of the Service Organization to transmit orders for purchases of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

         For further information on how to purchase shares of the Fund, an investor should contact the Distributor (see back cover for address and phone number).

                           AUTOMATIC INVESTMENT PLAN


         The Fund offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Fund and the investor's bank are notified to discontinue further investments. Due to the varying procedures to prepare, process and to forward the bank withdrawal information to the Fund, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the public offering price per share determined on the day that both the check and bank withdrawal data are received in the form required by the Fund. Further information about the plan and form may be obtained from the Transfer Agent or the Distributor at the telephone numbers listed on the back cover of the prospectus.


                         INDIVIDUAL RETIREMENT ACCOUNTS


         Shares of the Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). An Internal Revenue Service-approved IRA plan is available from the Distributor naming Investors Bank & Trust Company as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible depending upon various factors, including the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.


                                  REDEMPTIONS


         A shareholder may redeem all or any portion of the shares in its account at any time at the net asset value next determined after a redemption request in proper form is furnished by the shareholder to the Fund. Redemptions will therefore be effected on the same day the redemption order is received by the Fund provided such order is received and accepted prior to the close of the Fund Business Day. The proceeds of a redemption will be paid by the Fund in federal funds normally on the next Fund

Business Day, but in any event within seven days if all checks in payment for the purchase of shares to be redeemed have been cleared by the Fund (which may take up to 15 days). Redemptions may be made by letter to the Fund specifying the dollar amount or number of shares to be redeemed and the account number. The letter must be signed in exactly the same way the account is registered and the signatures must be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation. In some cases the Fund may require the furnishing of additional documents.


         An investor may redeem shares in any amount by written or telephonic request. Written requests should be mailed to the Fund at the following address:

               Domini Social Equity Fund

               P.O. Box  117
               New York, New York 10274-0117

         An investor may redeem shares by wire or telephone if the appropriate box on the Account Application has been completed. Redemptions may be paid by the Fund by check or by wire transfer. Instructions for wire redemptions are set forth in the Account Application. If shares to be redeemed are held in certificate form, the certificates must be mailed to the Fund at the address noted above. Do not sign the certificates and, for protection, use registered mail.

         The Fund, Transfer Agent and Distributor reserve the right to refuse wire or telephone redemptions. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time by the Fund or the Distributor. The Fund, Transfer Agent and Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions believed to be genuine. Accordingly, shareholders will bear the risk of loss. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephone instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Fund liable for any losses due to unauthorized or fraudulent telephone instructions. The following information must be supplied by the shareholder or broker at the time a request for a telephone redemption is made: (1) the shareholder's account number; (2) the shareholder's social security number; and (3) the name and account number of the shareholder's designated securities dealer or bank.


         A Service Organization may request a wire redemption provided a Wire Authorization Form is on file with the Fund. The proceeds of a wire redemption will be sent to an account with a Service Organization designated on the appropriate form. The Fund reserves the right to restrict or terminate wire redemption privileges. Proceeds of wire redemptions will be transferred within seven days after receipt of the request.

         The value of shares redeemed may be more or less than the shareholder's cost, depending on the Fund's performance during the period the shareholder owned its shares. Redemptions of shares are taxable events on which the shareholder may recognize a gain or a loss.


         The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted, or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

                           SYSTEMATIC WITHDRAWAL PLAN

         Any shareholder who owns shares of the Fund with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he or she redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor's principal. Investors contemplating participation in this Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

                                  TAX MATTERS


         Each year the Fund intends to qualify and elect to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") . Provided the Fund meets all income, distribution and diversification requirements of the Code, and distributes all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, the Fund will not be required to pay any federal income or excise taxes. The Portfolio will also not be required to pay any federal income or excise taxes. However, shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and any realized net capital gains distributions they receive from the Fund. At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and any realized net capital gains distributions received during that calendar year including the portion taxable as ordinary income, the portion taxable as capital gains, the portion, if any, representing a return of capital (which generally is free of current taxes but results in a basis reduction) and the amount of dividends eligible for the dividends-received deduction for corporations.


         Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. Distributions of net long-term capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) will cause any short-term capital loss realized on the disposition by a Fund's shareholder of Fund shares held for six or fewer months to be recharacterized, to the extent of those distributions, as long-term capital loss. Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on distributions and payments made by the Fund. Generally, shareholders are subject to back-up withholding if they have not provided the Fund with a correct taxpayer identification number and certain other certifications.

         The Fund is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code.

         The foregoing discussion is intended for general information only. A prospective shareholder should consult with its own tax advisor as to the tax consequences of an investment in the Fund including the status of distributions from the Fund under applicable state or local law.

                OTHER INFORMATION CONCERNING SHARES OF THE FUND
                                NET ASSET VALUE


         The Fund determines the net asset value of each of its shares on each Fund Business Day. This determination is made once during each such day as of the close of regular trading on the New York Stock Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding. A share's net asset value is effective for orders received by the Distributor prior to the close of the Fund Business Day on which such net asset value is determined.

         Since the Fund will invest all of its assets in the Portfolio, the value of the Fund's assets will be equal to the value of its beneficial interest in the Portfolio. The net asset value of the Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each Fund Business Day, by deducting the amount of the Portfolio's liabilities from the value of its assets. At the close of each such Fund Business Day, the value of the Fund's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. (See "Description of Shares, Voting Rights and Liabilities" below.)

         Equity securities held by the Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio. Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

         Substantially all of the Fund's net income from dividends and interest is paid to the Fund's shareholders semi-annually (in the months of June and December) as a dividend. For this purpose, the Fund's "net income from dividends and interest" consists of all income from dividends and interest accrued on the assets of the Fund (I.E., the Fund's share of the Portfolio's net income from dividends and interest), less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.


         The Fund also declares a long-term capital gains distribution to its shareholders on an annual basis, usually in December, if the Fund's share of the Portfolio's profits during the year from the sale of securities held for longer than the applicable long-term capital gains holding period exceeds the Fund's share of the Portfolio's losses during such year from the sale of securities together with the Fund's share of the Portfolio's net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). The Fund's share of the Portfolio's net short-term capital gains realized during each fiscal year will also be distributed at that time.


         The Fund will also make additional distributions to its shareholders to the extent necessary to avoid application of the 4% non-deductible excise tax created by the Tax Reform Act of 1986 on certain undistributed income and net capital gains of mutual funds.


         A shareholder of the Fund may elect to receive dividends and capital gains distributions in either cash or additional shares. Unless otherwise specified in writing by a shareholder, all dividends and capital gains distributions will be reinvested in additional shares.


                                    EXPENSES


         The Fund and the Portfolio each pay all of their respective expenses, including the compensation of their respective Trustees who are not affiliated with the Administrator or the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund or the Portfolio; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Fund or the Portfolio; insurance premiums; and expenses of calculating the net asset value of the Portfolio and of shares of the Fund.

         The Fund will also pay all fees under its Administrative Services Plan; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes.

         The Portfolio will also pay the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors; and the advisory fees payable to the Adviser under the Advisory Agreement, the management fees payable to the Manager under the Management Agreement and the administrative fees payable to the Portfolio Administrator.

         Pursuant to expense payment arrangements between Signature and each of the Fund and the Portfolio effective January 1, 1995, Signature has agreed to pay all of the operating expenses of the Fund and the Portfolio . The arrangements will terminate on December 31, 1999 unless sooner terminated by mutual agreement of the parties. Under these arrangements Signature receives expense payment fees computed and paid monthly (i) from the Fund, at an annual rate equal to 0.48% of the Fund's average daily net assets for its then-current fiscal year, and (ii) from the Portfolio, at an annual rate equal to 0.50% of the Portfolio's average daily net assets for its then-current fiscal year. See "Management of the Fund and the Portfolio" in the Statement of Additional Information for more information regarding expense payment arrangements

 .


                        DISTRIBUTION PLAN AND AGREEMENT


         The Trustees of the Fund have adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. As contemplated by the Distribution Plan, Signature, as the Distributor, acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Signature, as the Distributor, acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead) and equipment.


         Under the Distribution Plan, Signature may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of Signature, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. Signature will provide to the Trustees of the Fund a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made.

         No payments under the Distribution Plan are made to the Service Organizations, although Service Organizations may receive payments under the Administrative Services Plan. (See "Service Organizations" below.)

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. The Fund is not required to hold annual meetings of shareholders but the Fund will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Upon liquidation of the Fund, shareholders would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting.


         The Fund reserves the right to create and issue any number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for differences among any classes of shares of any series). Currently, the Fund has only one series of shares, all of which are of the same class. The Fund may establish additional classes of any series of shares. For example, the Fund may offer another class of shares that has lower annual distribution fees or shareholder servicing fees. Prior to offering another class of shares, the Fund would either issue a new prospectus and statement of additional information or amend this Prospectus and the Statement of Additional Information to reflect such issuance.


         The Fund is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.


         The Portfolio, in which all of the investable assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (I.E ., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Fund's Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Fund is requested to vote on a fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote as instructed by its shareholders.

         Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such Fund Business Day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following Fund Business Day.

              SERVICE ORGANIZATIONS, TRANSFER AGENT AND CUSTODIAN
                          ADMINISTRATIVE SERVICES PLAN


         The Fund has adopted an Administrative Services Plan (the "Administrative Plan") which provides that the Fund may obtain the services of an administrator, shareholder servicing organizations, a transfer agent and a custodian and may enter into agreements providing for the payment of fees for such services. See "Management - Administrator" above and "Service Organizations" and "Transfer Agent and Custodian" below. The Portfolio has also adopted an Administrative Services Plan which provides that the Portfolio may obtain the services of an administrator, a transfer agent and a custodian, and may enter into agreements providing for the payment of fees for such services.


                             SERVICE ORGANIZATIONS


         The Fund may also contract with various banks, trust companies (other than Mellon Equity), broker-dealers (other than Signature) or other financial organizations (collectively, "Service Organizations") to provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of the Fund owned by shareholders with whom the Service Organization has a servicing relationship.


         Some Service Organizations may impose additional or different conditions on their clients such as requiring their clients to invest more than the minimum initial investment specified by the Fund or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

         The Fund does not currently intend to enter into agreements with and pay fees to Service Organizations, but it may do so in the future.

         The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Fund and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                          TRANSFER AGENT AND CUSTODIAN


         The Fund has entered into a Transfer Agency Agreement with Fundamental Shareholder Services, Inc. ("FSSI"), pursuant to which FSSI acts as Transfer Agent for the Fund . The Transfer Agent maintains an account for each shareholder of the Fund , performs other transfer agency functions and acts as dividend disbursing agent for the Fund . Pursuant to Custodian Agreements, Investors Bank & Trust Company ("IBT") acts as the custodian of the Fund's assets (I.E., cash and the Fund's interest in the Portfolio) and as the custodian of the Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Portfolio. Securities held by the Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Portfolio or decide which securities the Portfolio will buy or sell. The Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. IBT also serves as transfer agent for the Portfolio. For their services, FSSI and IBT will receive such compensation as may from time to time be agreed upon by each of them and the Fund or the Portfolio.


                                  -----------


         The Fund's Statement of Additional Information contains more detailed information about the Fund and the Portfolio, including information related to
(i) investment policies and restrictions of the Fund and the Portfolio, (ii) the Trustees, officers, investment adviser, investment manager and administrator of the Fund and the Portfolio, (iii) portfolio transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) additional performance information, including the method used to calculate yield and total rate of return quotations of the Fund , (vi) determination of the net asset value of shares of the Fund, and (vii) the audited financial statements of the Fund and the Portfolio at July 31, 1995.

DOMINI SOCIAL EQUITY FUND

6 St. James Avenue
Boston, MA 02116


DOMINI SOCIAL EQUITY FUND
----------------------

PROSPECTUS

November  28, 1995
----------------------
PORTFOLIO INVESTMENT               CUSTODIAN:
ADVISER:                           Investors Bank &
Kinder, Lydenberg,                    Trust Company
   Domini & Co., Inc.              89 South Street
129 Mt. Auburn Street              Boston, MA 02111
Cambridge, MA 02138
(617) 547-7479

PORTFOLIO INVESTMENT               AUDITORS:
MANAGER:                           KPMG Peat Marwick LLP
Mellon Equity                      99 High Street
   Associates                      Boston, MA 02110
500 Grant Street
   Suite 3700                      LEGAL COUNSEL:
Pittsburgh, PA                     Bingham, Dana & Gould
15258-0001                         150 Federal Street
                                   Boston, MA 02110
ADMINISTRATOR AND
DISTRIBUTOR:                       TRANSFER AGENT:
Signature Broker-Dealer            Fundamental Shareholder
   Services, Inc.                     Services, Inc.
6 St. James Avenue                 90 Washington Street
Boston, MA  02116                  New York, NY  10006
(800) 762-6814                     (800) 782-4165

Investing for Good

Printed on Recycled Paper

DSI196A

 DSI195

                      STATEMENT OF ADDITIONAL INFORMATION


                               November 28, 1995


                           DOMINI SOCIAL EQUITY FUND

Table of Contents                                                        Page

1. The Fund ............................................................. 2

2. Investment Objective, Policies and Restrictions ...................... 2

3. Performance Information .............................................. 9

4. Determination of Net Asset Value; Valuation of Portfolio Securities .. 10


5. Management of the Fund and the Portfolio ............................. 11

6. Independent Auditors ................................................. 21

7. Taxation...............................................................21

8. Portfolio Transactions and Brokerage Commissions.......................23

9. Description of Shares, Voting Rights and Liabilities...................25

10.Financial Statements ..................................................27


DOMINI SOCIAL EQUITY FUND
6 St. James Avenue, Boston, Massachusetts 02116
(800) 762-6814



         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus dated November 28, 1995, as amended from time to time. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting Signature Broker-Dealer Services, Inc., the Fund's distributor , at
(800) 762-6814.


         This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                                  1. THE FUND


         Domini Social Equity Fund (the "Fund") is a no-load diversified open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 7, 1989. The Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value. References in this Statement of Additional Information to the "Prospectus" are to the current Prospectus of the Fund, as amended or supplemented from time to time.


         Signature Broker-Dealer Services, Inc. ("Signature"), the Fund's administrator (the "Administrator"), supervises the overall administration of the Fund. The Board of Trustees provides broad supervision over the affairs of the Fund. Shares of the Fund are continuously sold by Signature, the Fund's distributor (the "Distributor"). The minimum initial investment is $1,000, except that the minimum initial investment for an Individual Retirement Account is $250. An investor should obtain from the Distributor, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.


         The Fund seeks to achieve its investment objective by investing all its assets in the Domini Social Index Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. Kinder, Lydenberg, Domini & Co., Inc. ("KLD") is the Portfolio's investment adviser (the "Adviser"). Mellon Equity Associates ("Mellon Equity") is the Portfolio's investment manager (the "Manager"). The Adviser determines the composition of the Domini Social IndexSM. The Manager manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. "DominiSM" and "Domini Social IndexSM" are service marks of Kinder, Lydenberg, Domini & Co., Inc.


               2. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

                              Investment Objective

         The investment objective of the Fund is to provide its shareholders with long-term total return (reflecting both dividend and price performance of the Fund) which corresponds to the performance of the Domini Social Index (sometimes referred to herein as the "Index"). There can, of course, be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed without approval by the Fund's shareholders.

                              Investment Policies


         The Fund seeks to achieve its investment objective by investing all its assets in the Portfolio, which has the same investment objective as the Fund. The Fund may withdraw its investment in the Portfolio at any time if the Board of Trustees of the Fund determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the investable assets of the Fund in another pooled investment entity having the same investment objective as the Fund, or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio. The approval of the Fund's shareholders would not be required to change any of the Fund's investment policies.

         The following supplements the information concerning the Portfolio's investment policies contained in the Prospectus and should only be read in conjunction therewith.

         A company which is not included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") may be included in the Domini Social Index primarily in order to afford representation to an industrial sector which would otherwise be under-represented in the Index. Because of the social criteria applied in the selection of stocks comprising the Domini Social Index, industry sector weighting in the Domini Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500.

         The Portfolio does not purchase securities which the Portfolio believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Portfolio's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any of the Portfolio's investments, the effect may be to reduce the income received by the Portfolio on such investments.


         Although neither the Fund nor the Portfolio has any current intention to do so, the Fund and the Portfolio may invest in securities which may be resold pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act").

         It is a fundamental policy of the Portfolio and the Fund that neither the Portfolio nor the Fund may invest more than 25% of the total assets of the Portfolio or the Fund, respectively, in any one industry, although the Fund will invest all of its assets in the Portfolio, and the Portfolio may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Domini Social Index. Based on the current composition of the Index, this is considered highly unlikely. If the Portfolio were to concentrate its investments in a single industry, the Portfolio and the Fund would be more susceptible to any single economic, political or regulatory occurrence than would be another investment company which was not so concentrated.

         Loans of Securities: The Portfolio may lend its securities to brokers, dealers and financial institutions, provided that (1) the loan is secured continuously by collateral, consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned within five business days;
(3) the Portfolio will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Portfolio.

         The Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         In connection with lending securities, the Portfolio may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Portfolio, the Adviser or the Manager.

         Although the Portfolio reserves the right to lend its securities, it has no current intention of doing so in the foreseeable future.



         Risk Factors Involved in Option Contracts: Although it has no current intention to do so, the Portfolio may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Portfolio or possible declines in the value of securities which are expected to be sold by the Portfolio. Generally, the Portfolio would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.


         The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

         Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Portfolio would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.

         Each exchange on which option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits would have an adverse impact on the possible use of hedging strategies by the Portfolio.

         The approval of the Fund and of the other investors in the Portfolio is not required to change the investment objective or any of the investment policies discussed above, including those concerning security transactions.

                            Investment Restrictions

         The Fund and the Portfolio have each adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund or the Portfolio, respectively, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively, are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").


         Except as described below, whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote proportionately as instructed by its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nevertheless be voted on by the Trustees of the Fund.


         Neither the Fund nor the Portfolio may:


         (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Fund or the Portfolio may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund or the Portfolio, respectively, including the amount borrowed (moreover, neither the Fund nor the Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Portfolio, respectively, taken in each case at market value) (it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities); for additional related restrictions, see clause (i) under the caption "Non-Fundamental State and Federal Restrictions" below;


         (2) purchase any security or evidence of interest therein on margin, except that either the Fund or the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that either the Fund or the Portfolio may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;

         (3) write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of options on securities;


         (4) underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Portfolio and except insofar as either the Fund or the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a security;


         (5) make loans to other persons except (a) through the lending of securities held by either the Fund or the Portfolio and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days; for additional related restrictions, see paragraph (6) immediately following;


         (6) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Portfolio;


         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund or the Portfolio, as applicable, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's or the Portfolio's, as applicable, net assets (taken in each case at market value) is held as collateral for such sales at any one time (it is the present intention of the Portfolio and the Fund to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

         (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph (1) above;


         (10) as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Portfolio's or the Fund's, as applicable, assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Portfolio; or

         (11) invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Domini Social Index, in which case the Portfolio or the Fund, as applicable, will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Portfolio.


         Non-Fundamental State and Federal Restrictions: In order to comply with certain state and federal statutes and regulatory policies, neither the Fund nor the Portfolio will as a matter of operating policy:


(i) borrow money for any purpose in excess of 10% of the total assets of the Fund or the Portfolio, respectively (taken in each case at cost) (moreover, neither the Fund nor the Portfolio will purchase any securities at any time at which borrowings exceed 5% of its total assets (taken at market value)),

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund or the Portfolio, respectively (taken in each case at market value), provided that collateral arrangements with respect to options, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction,

(iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold, and provided that if such right is conditional the sale is made upon the same conditions,

(iv) invest for the purpose of exercising control or management, except that all of the assets of the Fund may be invested in the Portfolio,


(v) purchase securities issued by any registered investment company, except that the Fund may invest all its assets in the Portfolio and except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that (except for the Fund's investment in the Portfolio) the Fund and the Portfolio will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund or the Portfolio, respectively

(taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund or the Portfolio, respectively ; and provided, further, that (except for the Fund's investment in the Portfolio) the Fund and the Portfolio shall not purchase securities issued by any open-end investment company,




(vi) invest more than 10% of the net assets of the Fund or the Portfolio, respectively (taken at the greater of cost or market value), in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act,

(vii) invest more than 15% of the net assets of the Fund or the Portfolio, respectively (taken at the greater of cost or market value), (a) in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities), and (b) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years, provided, however, that no more than 5% of the net assets of the Fund or the Portfolio, respectively, are invested in securities issued by issuers which (including predecessors) have been in operation less than three years,

(viii) purchase puts, calls, straddles, spreads and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Funds or the Portfolio's total assets at the time of such purchase,


(ix) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that option contracts shall not be subject to this restriction, and except that the Fund may invest all or any portion of its assets in the Portfolio,


(x) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or the Portfolio, as the case may be, or is an officer or director of the Adviser or the Manager, if after the purchase of the securities of such issuer by the Fund or the Portfolio, as the case may be, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value, except that the Fund may invest all or any portion of its assets in the Portfolio,

(xi) invest more than 5% of the Fund's or the Portfolio's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the

Fund's or the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange, or

(xii) make short sales of securities or maintain a short position, unless at all times when a short position is open , the Fund or the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the securities sold short, and unless not more than 10% of the Fund's or the Portfolio's, respectively, net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (neither the Fund nor the Portfolio has any current intention to engage in short selling).

        Restrictions (i) through (xii) are not fundamental and may be changed with respect to the Fund by the Fund without approval by the Fund's shareholders or with respect to the Portfolio by the Portfolio without the approval of the Fund or its other investors. The Fund will comply with the state securities laws and regulations of all states in which it is registered. The Portfolio will comply with the applicable investment limitations found in the state securities laws and regulations of all states in which the Fund is registered.

        Percentage Restrictions: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or the Portfolio or a later change in the rating of a security held by the Fund or the Portfolio will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Fund or the Portfolio to the net asset value of the Fund or the Portfolio, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Fund or the Portfolio as the case may be, will take the corrective action required by Section 18(f).


                           3. PERFORMANCE INFORMATION

        The Fund will calculate its total rate of return for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share (i.e., net asset value) on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

        Any current "yield" quotation of the Fund shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.


        The Fund's total rate of return for the fiscal year ended July 31, 1995 was 25.11%. The Fund's annualized total rate of return for the fiscal periods since inception (August 10, 1990) through July 31, 1995 was 9.68%. Total rate of return and yield information with respect to the Domini Social Index will be computed in the same fashion as set forth above with respect to the Fund, except that for purposes of this computation an investment will be assumed to have been made in a portfolio consisting of all of the stocks comprising the Domini Social Index weighted in accordance with the weightings of the stocks comprising the Index. Performance information with respect to the Domini Social Index will not take into account brokerage commission and other transaction costs which will be incurred by the Portfolio.


                      4. DETERMINATION OF NET ASSET VALUE;
                       VALUATION OF PORTFOLIO SECURITIES


        The net asset value of each share of the Fund is determined each day on which the NYSE is open for trading ("Fund Business Day"). (As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). This determination of net asset value of shares of the Fund is made once during each such day as of the close of the NYSE by dividing the value of the Fund's net assets (i.e., the value of its investment in the Portfolio and any other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "Purchases and Redemptions of Shares" in the Prospectus.


        The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Fund determines its net asset value per share. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities. Equity securities held by the Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio. Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Board of Trustees.


        A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Portfolio's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.


        Interest income on short-term obligations held by the Portfolio is determined on the basis of interest accrued less amortization of premium.

                  5. MANAGEMENT OF THE FUND AND THE PORTFOLIO


        The Trustees and officers of the Fund and the Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Fund. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts 02116.


                              Trustees of the Fund

AMY LEE DOMINI* -- Chair and Trustee of the Fund; Trustee of the Portfolio; Officer of Kinder, Lydenberg, Domini & Co., Inc.; Trustee, Loring, Wolcott & Coolidge (since 1987).

PHILIP W.  COOLIDGE*  --  President  and  Trustee of the Fund;  Chairman,  Chief
Executive  Officer  and  President,   Signature  Financial  Group,  Inc.  (since
December, 1988) and Signature Broker-Dealer Services, Inc. (since April, 1989).

WILLIAM C. OSBORN -- 115 Buckminster Road, Brookline, Massachusetts 02146; Trustee of the Fund; President, Environmental Packaging Technologies (since
1990); Vice President, BMW Technologies, Inc. (from 1986 to 1990); Director, Logos Corporation (from 1988 to 1990); Director, Gold Hill Computers (from 1989 to 1990).

KAREN PAUL -- 4050 Park Avenue, Miami, Florida 33133; Trustee of the Fund; Professor of Business Environment, Florida International University (since August, 1991); Associate Professor of Management, Rochester Institute of Technology (from 1980 to 1991); Peace Fellow, Bunting Institute (from 1987 to
1988).

EMILY WATTS CARD -- 2730 Wilshire Boulevard, Suite 618, Santa Monica, California 90403; Trustee of the Fund; Attorney (since 1989); President, The Card Group, Inc.; Director, Women in Film; Director, Investor's Circle; Director, Newcomb College Alumnae Board; Director, University of Southern California Think Tank Board.

                           Trustees of the Portfolio

AMY LEE DOMINI* -- Chair and Trustee of the Portfolio; Officer of Kinder, Lydenberg, Domini & Co., Inc.; Trustee, Loring, Wolcott & Coolidge (since 1987).

PHILIP W. COOLIDGE* -- President and Trustee of the Portfolio;  Chairman,  Chief
Executive  Officer  and  President,   Signature  Financial  Group,  Inc.  (since
December, 1988) and Signature Broker-Dealer Services, Inc. (since April, 1989).

ALLEN M. MAYES -- 7985 Willow Creek Drive, Beaumont, Texas 77707; Trustee of the Portfolio; Senior Associate General Secretary of the General Board of Pensions of the United Methodist Church (since May, 1982); Member of the Board of Directors of Investor Responsibility Research Center (since January, 1989); Member of Board of Trustees of Wiley College (since November, 1969).

TIMOTHY SMITH -- 475 Riverside Drive,  New York, New York 10115;  Trustee of the
Portfolio;   Executive   Director  of  the   Interfaith   Center  on   Corporate
Responsibility (since 1974).

FREDERICK C. WILLIAMSON -- 5 Roger Williams Green, Providence, Rhode Island 02904; Trustee of the Portfolio; Rhode Island State Historic Preservation Officer (since 1969); Trustee, National Park Trust, (since April 1992); Trustee, National Parks and Conservation Association (since 1986); Chairman, Governor's Advisory Committee on Home Heating; Corporation Board, Harvard Community Health Plan; President Emeritus, National Conference of State Historic Preservation Officers; Trustee Emeritus, National Trust for Historic Preservation; Treasurer and Past Chairman, R.I. Black Heritage Society.


        Each Trustee is paid an annual fee as follows for serving as Trustee of the Fund and/or Portfolio and is reimbursed for expenses incurred in connection with service as a Trustee. The compensation paid to the Trustees for the fiscal year ended July 31, 1995 is set forth below. The Trustees may hold various other directorships unrelated to the Fund or Portfolio.

Fund Trustees


                                                              PENSION OR
                                                              RETIREMENT                                     TOTAL
                                                              BENEFITS                                       COMPENSATION
                                       AGGREGATE              ACCRUED AS                                     FROM THE
                                       COMPENSATION           PART OF                                        FUND
                                       FROM THE               FUND                   ANNUAL BENEFITS         AND THE
                                       FUND                   EXPENSES               UPON RETIREMENT         PORTFOLIO

Amy Lee Domini*, Chair and             None                   None                   None                    None
Trustee

Philip E. Coolidge*, President         None                   None                   None                    None
and Trustee

William C. Osborn, Trustee             $1,200                 None                   None                    $1,200

Karen Paul, Trustee                    $1,200                 None                    None                   $1,200

Emily Watts Card, Trustee              $1,200                 None                   None                    $1,200




Portfolio Trustees


                                                             PENSION OR
                                                             RETIREMENT
                                                             BENEFITS                                      TOTAL
                                       AGGREGATE             ACCRUED AS                                    COMPENSATION
                                       COMPENSATION          PART OF                                       FROM THE
                                       FROM THE              PORTFOLIO               ANNUAL BENEFITS       FUND AND THE
                                       PORTFOLIO             EXPENSES                UPON RETIREMENT       PORTFOLIO


Amy L. Domini*, Chair and              None                  None                    None                  None
Trustee

Philip W. Coolidge*, President         None                  None                    None                  None
and Trustee

Allen M. Mayes, Trustee                $1,200                None                    None                  $1,200

Timothy Smith, Trustee                 $1,200                 None                   None                  $1,200

Frederick C. Williamson,               $1,200                None                    None                   $1,200
Trustee

                                    Officers

PETER D. KINDER -- Vice President of the Fund and the Portfolio; Officer of Kinder, Lydenberg, Domini & Co., Inc. (since March, 1988).

STEVEN D. LYDENBERG -- Vice President of the Fund and the Portfolio; Director of Research of Kinder, Lydenberg, Domini & Co., Inc. (since January, 1990); Investment Associate, Franklin Research and Development (from 1987 to 1989).


JOHN R. ELDER -- Treasurer of the Fund and the Portfolio; Vice President, SFG (since April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April,
1995); Audit Manager, Price Waterhouse (prior to 1983).

THOMAS M. LENZ -- Secretary of the Fund and the Portfolio; Vice President and Associate General Counsel, Signature Financial Group, Inc. (since November,
1989); Assistant Secretary, Signature Broker-Dealer Services, Inc. (since February, 1991).

DAVID G. DANIELSON--Assistant Treasurer of the Fund and the Portfolio; Assistant Manager, Signature Financial Group, Inc. (since May 1991); Graduate Student, Northeastern University (from April 1990 to March 1991).


LINDA T. GIBSON -- Assistant Secretary of the Fund and the Portfolio; Legal Counsel and Assistant Secretary, Signature Financial Group, Inc. (since June,
1991); Assistant Secretary, Signature Broker-Dealer Services, Inc. (since November, 1992); law student, Boston University School of Law (prior to May,
1992).


JAMES S. LELKO--Assistant Treasurer of the Fund and the Portfolio; Assistant Manager, Signature Financial Group, Inc. (since January 1993); Senior Tax Compliance Accountant, Putnam Companies (since prior to December 1992).


MOLLY S. MUGLER -- Assistant Secretary of the Fund and the Portfolio; Legal Counsel and Assistant Secretary, Signature Financial Group, Inc. (since December, 1988); Assistant Secretary, Signature Broker-Dealer Services, Inc. (since April, 1989).


BARBARA M. O'DETTE -- Assistant Treasurer of the Fund and the Portfolio; Assistant Treasurer, Signature Financial Group, Inc. (since December, 1988) and Signature Broker-Dealer Services, Inc. (since April, 1989).

ANDRES E. SALDANA -- Assistant Secretary of the Fund and the Portfolio; Legal Counsel and Assistant Secretary, Signature Financial Group, Inc. (since November, 1992); Assistant Secretary, Signature Broker-Dealer Services, Inc. (since September, 1993); Attorney, Ropes & Gray (September, 1990 to November,
1992) .

DANIEL E. SHEA--Assistant Treasurer of the Fund and the Portfolio; Assistant Manager of Fund Administration, Signature Financial Group, Inc., since November 1993; Supervisor and Senior Technical Advisor, Putnam Investments, since prior to 1990.

         Messrs. Coolidge, Elder, Lenz, Danielson, Lelko, Saldana and Shea and Mss. Gibson, Mugler and O'Dette also hold similar positions for other investment companies for which Signature or an affiliate serves as the principal underwriter. Each officer of the Fund holds the same position with the Portfolio.


         The Trustees who are not "interested persons" (the "Disinterested Trustees") of the Fund as defined by the 1940 Act are separate from the Disinterested Trustees of the Portfolio. Any conflict of interest between the Fund and the Portfolio will be resolved by the Trustees of the Fund and the Portfolio in accordance with their fiduciary obligations and in accordance with the 1940 Act.


         As of October 29, 1995 all Trustees and officers of the Fund and the Portfolio as a group owned less than 1% of the Fund's outstanding shares including shares owned by Signature of which Mr. Coolidge is Chief Executive Officer and Director. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund: Charles Schwab & Co., Inc. (as a nominee on behalf of its customers), 1,260,874 shares (30.69%) (the Fund has no knowledge as to the beneficial ownership of these shares); Home Missioners of America, 246,586 shares (6.00%). The Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of the outstanding shares of the Fund. Shareholders owning 25% or more of the outstanding shares of the Fund may take actions without the approval of any other investor in the Fund.

         The Fund's Declaration of Trust provides that it will indemnify its Trustees and officers (the "Indemnified Parties") against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless, as to liability to the Fund or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Fund. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


                              Adviser and Manager

         KLD provides advice to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The services provided by the Adviser consist of determination of the stocks to be included in the Index and evaluating, in accordance with the Adviser's social criteria, debt securities which may be purchased by the Portfolio. The Adviser furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority vote of the Fund and of the other investors in the Portfolio at a meeting called for the purpose of voting on the Advisory Agreement (with the vote of each being in proportion to the amount of their investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Advisory Agreement.

         The Advisory Agreement provides that the Adviser may render services to others and may permit other investment companies in addition to the Portfolio and the Fund to use the name "DominiSM" or "Domini Social IndexSM" in their names. Pursuant to agreements with the Fund and the Portfolio, if KLD ceases to be the investment adviser of the Portfolio, the Portfolio will be required to discontinue the use of such service marks, and if either KLD ceases to be the investment adviser of the Portfolio or the Fund ceases to invest all of its assets in the Portfolio, the Fund will be required to discontinue the use of such service marks. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the Fund and of the other investors in the Portfolio (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of its Board of Trustees, or by the Adviser, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for wilful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         The Fund's Prospectus contains a description of fees payable to the Adviser for services under the Advisory Agreement. For the fiscal years ended July 31, 1993 , 1994 and 1995, the Adviser voluntarily waived all of its advisory fees.

         Mellon Equity manages the assets of the Portfolio pursuant to an Investment Management Agreement (the "Management Agreement"). The Manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Management Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority vote of the Fund and of the other investors in the Portfolio at a meeting called for the purpose of voting on the Management Agreement (with the vote of each being in proportion to the amount of their investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.


         The Management Agreement provides that the Manager may render services to others. The Management Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the Fund and of the other investors in the

Portfolio (with the vote of each being in proportion to the amount of their investment) or by a vote of the majority of its Board of Trustees, or by the Manager, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the Manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for wilful misfeasance, bad faith or gross negligence or reckless disregard for its or their obligations and duties under the Management Agreement.


         The Fund's Prospectus contains a description of fees payable to the Manager for services under the Management Agreement. Prior to November 21, 1994, State Street Bank and Trust Company (the "Former Manager") served as investment manager to the Portfolio. For the fiscal year ended July 31, 1993, the Former Manager voluntarily waived all of its management fees. For the fiscal year ended July 31, 1994, the Portfolio incurred $16,986 in management fees to the Former Manager. For the period August 1, 1994 through November 20, 1994, the Portfolio incurred $10,180 in management fees to the Former Manager. For the period November 21, 1994 through July 31, 1995, the Portfolio incurred $29,409 in management fees to the Manager.


                                 Administrator

         Pursuant to Administrative Services Agreements, Signature provides the Fund and the Portfolio with general office facilities and supervises the overall administration of the Fund and the Portfolio, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund or the Portfolio; the preparation and filing of all documents required for compliance by the Fund and the Portfolio with applicable laws and regulations; and arranging for the maintenance of books and records of the Fund and the Portfolio. The Administrator provides persons satisfactory to the Board of Trustees of the Fund or the Portfolio to serve as officers of the Fund or the Portfolio. Such officers, as well as certain other employees and Trustees of the Fund or the Portfolio, may be directors, officers or employees of the Administrator or its affiliates.

         Pursuant to a Sub-Administrative Services Agreement between Signature and KLD, KLD serves as Sub-Administrator of the Fund. In such capacity, KLD performs certain administrative services requested by the Administrator, including assisting personnel of the Administrator in answering questions from the general public, the media and investors in the Fund regarding the securities holdings of the Portfolio. For these services, KLD receives from the Administrator such compensation as they may agree on from time to time.


         The Fund's Prospectus contains a description of the fees payable to the Administrator by the Fund or payable to Signature, as the administrator of the Portfolio (the "Portfolio Administrator") by the Portfolio, as the case may be, under the Administrative Services Agreements. For the fiscal years ended July 31, 1993 , 1994 and 1995, the Administrator voluntarily waived all of its administrative services fees from the Fund. For the same periods, the

Portfolio Administrator voluntarily waived all of its administrative services fees from the Portfolio.


         The Administrative Services Agreement with the Fund provides that Signature may render administrative services to others. The Administrative Services Agreement with the Fund also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Fund's Administrative Services Agreement.


         The Administrator has agreed to reimburse the Fund for its operating expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund may elect not to qualify its shares for sale in every state. The Fund believes that currently the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of the Fund's average net assets for its then-current fiscal year, 2% of the next $70 million of such assets, and 1.5% of such assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Administrator. Subject to the obligation of the Administrator to reimburse the Fund for its excess expenses as described above, the Fund has, under its Administrative Services Agreement, confirmed its obligation for payment of all its other expenses. See "Other Information Concerning Shares of the Fund -- Expenses" in the Fund's Prospectus.


         The Administrative Services Agreement with the Portfolio provides that Signature may render administrative services to others. The Administrative Services Agreement with the Portfolio terminates automatically if it is assigned and may be terminated without penalty by majority vote of the Fund and of the other investors in the Portfolio (with the vote of each being in proportion to the amount of their investment) or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Portfolio also provides that neither Signature, as the Portfolio's Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolio, except for wilful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Portfolio's Administrative Services Agreement.

         Signature is a wholly-owned subsidiary of Signature Financial Group, Inc.

                                  Distributor

         The Fund has adopted a Distribution Plan which provides that the Fund may pay the Distributor a fee not to exceed 0.25% per annum of the Fund's average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with the sale of shares of the Fund, such as payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of shares of the Fund, payments to employees of the Distributor, advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, expenses of preparing and printing sales literature and other distribution-related expenses. For the fiscal years ended July 31, 1993 , 1994 and 1995, the Fund did not accrue any distribution fees. No payments under the Distribution Plan will be made to Service Organizations, although Service Organizations may receive payments under the Administrative Services Plan referred to below.


         The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Fund's Trustees and a majority of the Fund's Trustees who are not "interested persons of the Fund" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distributor will provide to the Trustees of the Fund a quarterly written report of amounts expended by it under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Fund's Qualified Trustees shall be committed to the discretion of the disinterested Trustees of the Fund. The Distribution Plan may be terminated at any time by a vote of a majority of the Fund's Qualified Trustees or by a vote of the shareholders of the Fund. The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Fund's Trustees and the Fund's Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six (6) years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.

         The  Fund  has  entered  into  a   Distribution   Agreement   with  the
Distributor. Under the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the offering of shares of the Fund.

                 Administrative Services Plans; Transfer Agent,
                      Custodian and Service Organizations

         The Fund has adopted an Administrative Services Plan (the "Administrative Plan") which provides that the Fund may obtain the services of an administrator, one or more service organizations, a transfer agent and a custodian, and may enter into agreements providing for the payment of fees for such services. The Administrative Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Fund's Trustees and a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Plan requires that the Fund shall provide to the Fund's Board of Trustees and the Fund's Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Plan. The Administrative Plan may be terminated at any time by a vote of a majority of the Fund's Qualified

Trustees or by a majority vote of the Fund's shareholders. The Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the Fund's shareholders and may not be materially amended in any case without a vote of the majority of both the Fund's Trustees and the Fund's Qualified Trustees.


         The Fund has entered into a Transfer Agency Agreement with Fundamental Shareholder Services, Inc. ("FSSI") pursuant to which FSSI acts as the transfer agent for the Fund. The Fund has entered into a Custodian Agreement with Investors Bank & Trust Company ("IBT") pursuant to which IBT acts as custodian for the Fund. The Portfolio has entered into a Transfer Agency Agreement with IBT pursuant to which IBT acts as transfer agent for the Portfolio. The Portfolio has entered into a Custodian Agreement with IBT pursuant to which IBT acts as custodian for the Portfolio. For additional information, see "Transfer Agent and Custodian" in the Prospectus.

         The Fund may from time to time enter into agreements with various banks, trust companies (other than Mellon Equity), broker-dealers (other than Signature) or other financial organizations to provide administrative services for the Fund, such as maintaining shareholder accounts and records. For the fiscal years ended July 31, 1993 , 1994 and 1995, the Fund did not accrue any service organization fees. For additional information, see "Service Organizations, Transfer Agent and Custodian--Service Organizations" in the Prospectus.


         The Portfolio has also adopted an Administrative Services Plan (the "Portfolio Administrative Plan") which provides that the Portfolio may obtain the services of an administrator, a transfer agent and a custodian, and may enter into agreements providing for the payment of fees for such services. The Portfolio Administrative Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Portfolio's Trustees and a majority of the Portfolio's Trustees who are not "interested persons" of the Portfolio and who have no direct or indirect financial interest in the operation of the Portfolio Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). The Portfolio Administrative Plan requires that the Portfolio shall provide to the Portfolio's Board of Trustees and the Portfolio's Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Portfolio Administrative Plan. The Portfolio Administrative Plan may be terminated at any time by a vote of a majority of the Portfolio's Qualified Trustees or by a majority vote of the investors in the Portfolio (with the vote of each being in proportion to the amount of their investment). The Portfolio Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the investors in the Portfolio (with the vote of each being in proportion to the amount of their investment) and may not be materially amended in any case without a vote of the majority of both the Portfolio's Trustees and the Portfolio's Qualified Trustees.

                                    Expenses

         Pursuant to expense payment arrangements between Signature and each of the Fund and the Portfolio effective January 1, 1995, Signature has agreed to pay all of the operating expenses of the Fund and the Portfolio. The arrangements will terminate on December 31, 1999 unless sooner terminated by mutual agreement of the parties. Under these arrangements, Signature receives expense payment fees computed and paid monthly (i) from the Fund, at an annual rate equal to 0.48% of the Fund's average daily net assets for its then-current fiscal year, and (ii) from the Portfolio, at an annual rate equal to 0.50% of the Portfolio's average daily net assets for its then-current fiscal year. Prior to January 1, 1995, the Fund and the Portfolio each had entered into expense reimbursement agreements (the "Prior Agreements") with Signature pursuant to which the aggregate annual operating expenses (including amortization of an organization expenses) of the Fund and the Portfolio would not exceed 0.98% of the Fund's average daily net assets for its then-current fiscal year. Under the Prior Agreements, Signature agreed to pay the expenses of the Fund and the Portfolio (except for fees payable under each of the Administrative Services Agreements, the Distribution Agreement, the Management Agreement, the Advisory Agreement and expenses related to the organization of the Fund and the Portfolio) until April 30, 2000, all subject to reimbursement by the Fund or the Portfolio, as the case may be.


                            6. INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP are the independent auditors for the Fund and for the Portfolio, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                                  7. TAXATION


         Each year the Fund intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements (applied through the Fund's proportionate interest in the Portfolio) as to the nature of the Fund's gross income, the amount of Fund distributions and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

         Under interpretations of the Internal Revenue Service, (1) the Portfolio will be treated for federal income tax purposes as a partnership and
(2) for
purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a regulated investment company, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio's assets and will be deemed to be entitled to the Portfolio's income or loss attributable to that share. The Portfolio has advised the Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.


         Shareholders of the Fund will have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares.


         Amounts not distributed on a timely basis in accordance with the calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must, and intends to, distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for that year, plus any undistributed ordinary income and capital gains from previous years. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.


         Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution.
Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

         In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

         The Fund anticipates that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Withdrawals by the Fund from the Portfolio generally will not result in the Fund recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of the Fund's interest in the Portfolio prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of the Fund's interest in the Portfolio generally equals the amount of cash and the basis of any property that the Fund invests in the Portfolio, increased by the Fund's share of income from the Portfolio and decreased by the Fund's share of losses from the Portfolio and the amount of any cash distributions and the basis of any property distributed from the Portfolio.

         The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts. The investment by the Fund in the Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

         Fund shareholders may be subject to state and local taxes on Fund distributions to them. Shareholders are advised to consult with their tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


              8. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

         Specific decisions to purchase or sell securities for the Portfolio are made by a portfolio manager who is an employee of the Manager and who is appointed and supervised by its senior officers. Changes in the Portfolio's investments are reviewed by its Board of Trustees. The portfolio manager of the Portfolio may serve other clients of the Manager in a similar capacity.

         The Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Manager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Manager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Manager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Manager on the tender of the Portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolio by the Manager. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio may determine, the Manager may consider sales of shares of the Fund and of securities of other investors in the Portfolio as a factor in the selection of broker-dealers to execute the Portfolio's securities transactions.

         Under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Manager may cause the Portfolio to pay a broker-dealer acting on an agency basis which provides brokerage and research services to the Manager or the Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Manager's or the Adviser's overall responsibilities to the Portfolio or to its other clients. Not all of such services are useful or of value in advising the Portfolio.

         The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. However, because of the Portfolio's policy of investing in accordance with the Domini Social Index, the Manager and the Adviser currently intend to make only a limited use of such brokerage and research services.


         Although commissions paid on every transaction will, in the judgment of the Manager, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Manager's or the Adviser's other clients, in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research and other factual information or services to the Manager or the Adviser for no consideration other than brokerage or underwriting commissions.


         The Manager and the Adviser attempt to evaluate the quality of research provided by brokers. The Manager and the Adviser sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, neither the Manager nor the Adviser is able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.


         The fees that the Portfolio pays to the Manager and the Adviser will not be reduced as a consequence of the Portfolio's receipt of brokerage and research services. To the extent the Portfolio's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Portfolio will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to the Manager or the Adviser in serving both the Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to the Manager or the Adviser in carrying out its obligations to the Portfolio. While such services are not expected to reduce the expenses of the Manager or the Adviser, the Manager or the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff. For the fiscal years ended July 31, 1993 , 1994 and 1995, the Portfolio paid brokerage commissions of $8,000 , $13,000 and $15,222, respectively.


         In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Manager's or the Adviser's other clients. Investment decisions for the Portfolio and for the Manager's or the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. However, it is believed that the ability of the Portfolio to participate in volume transactions will produce better executions for the Portfolio.

            9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


         The Fund's Declaration of Trust permits the Fund's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Fund reserves the right to create and issue a number of series of shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series (except for any differences among classes of shares of a series). Shares of each series would be entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series may vote together in the election or selection of Trustees, principal underwriters and accountants for the Fund. Upon liquidation or dissolution of the Fund, the shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.


         Shareholders are entitled to one vote for each share held. Shareholders in the Fund do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Fund may elect all of the Trustees of the Fund if they choose to do so and in such event the other shareholders in the Fund would not be able to elect any Trustee. The Fund is not required to hold annual meetings of shareholders but the Fund will hold special meetings of shareholders when in the judgment of the Fund's Trustees it is necessary or desirable to submit matters for a shareholder vote. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares. Shares have no preference, preemptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. The Fund may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Trustees of the Fund recommend such sale of assets, the approval by vote of the holders of a majority of the Fund's outstanding shares will be sufficient. The Fund may also be terminated upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares. If not so terminated, the Fund will continue indefinitely. Stock certificates are issued only upon the written request of a shareholder.


         The Fund is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.


         The Declaration of Trust further provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Fund protects a Trustee against any liability to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


         Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business on the following Fund Business Day.



                            10. FINANCIAL STATEMENTS

         Financial statements of the Fund and the Portfolio as of July 31, 1995 included herein have been so included in reliance upon the report of KPMG Peat Marwick LLP, independent auditors, as experts in accounting and auditing.



DSI195

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
JULY 31, 1995
(SHOWING PERCENTAGE OF INVESTMENTS TO NET ASSETS)
--------------------------------------------------------------------------------

ISSUER                              SHARES       VALUE
--------------------------------  ----------  -----------
COMMON STOCKS -- 97.9%
APPAREL -- 0.9%
     Brown Group Inc............        400   $     9,950
     Hartmarx Corp*.............        600         3,675
     Lands' End Inc.............        800        12,300
     Liz Claiborne, Inc.........      2,000        45,750
     Nike Inc. (Class B)........      1,900       171,713
     Oshkosh B' Gosh, Inc.......        300         5,100
     Phillips-Van Heusen
      Corp......................        600         9,450
     Reebok International
      Ltd.......................      2,200        78,925
     Russell Corp...............      1,000        28,250
     Stride Rite Corp...........      1,200        13,350
     VF Corp....................      1,600        88,400
                                              -----------
                                                  466,863
                                              -----------
COMMERCIAL PRODUCTS & SERVICES -- 1.9%
     Autodesk Inc...............      1,200        54,300
     Cintas Corp................      1,200        45,000
     Deluxe Corp................      2,000        64,250
     Donnelley, R.R. & Sons
      Co........................      3,900       145,762
     Harland (J.H.) Co..........        900        19,912
     HON Industries Inc.........        800        21,800
     Kelly Services (Class A)...        975        26,568
     Miller, (Herman) Inc.......        800        19,200
     Moore Corp., Ltd...........      2,400        52,800
     National Service
      Industries, Inc...........      1,300        38,350
     New England Business
      Service Inc...............        300         6,412
     Pitney Bowes Inc...........      3,800       152,475
     Standard Register Co. .....        700        14,962
     Wallace Computer Services,
      Inc.......................        500        29,188
     Xerox Corp.................      2,700       321,634
                                              -----------
                                                1,012,613
                                              -----------
CONSTRUCTION -- 0.3%
     Centex Corp................        900        25,200
     Fleetwood Enterprises
      Inc.......................      1,300        26,813
     Graco Inc..................        200         5,800
     Kaufman & Broad Home
      Corp......................        800        11,500
     Rouse Co...................      1,200        25,200
     Sherwin-Williams Co. ......      2,200        80,300
     TJ International Inc.......        400         8,350
                                              -----------
                                                  183,163
                                              -----------

ISSUER                              SHARES       VALUE
--------------------------------  ----------  -----------
CONSUMER PRODUCTS & SERVICES -- 0.2%
     Avery Dennison Corp........      1,400   $    56,175
     C C H Inc..................        700        14,875
     ISCO Inc. .................        200         2,050
     Tennant Co.................        200         5,000
     Zurn Industries Inc........        200         4,375
                                              -----------
                                                   82,475
                                              -----------
ENERGY -- 4.0%
     Amoco Corp.................     12,600       847,350
     Anadarko Petroleum Corp....      1,600        68,000
     Apache Corp................      1,900        52,013
     Atlantic Richfield Co......      4,100       472,525
     Consolidated Natural Gas
      Co. ......................      2,400        90,000
     ENERGEN Corp...............        300         6,600
     Enron Corp.................      6,550       227,612
     Helmerich & Payne Inc......        600        17,250
     Louisiana Land &
      Exploration Co. ..........        900        35,775
     Oryx Energy Co.*...........      2,600        37,375
     Pennzoil Co. ..............      1,300        60,938
     Rowan Companies Inc.*......      1,800        13,050
     Santa Fe Energy Resources
      Inc.*.....................      2,500        23,438
     Sun Company................      3,000        88,125
     Williams Companies Inc.
      (The).....................      2,800       103,600
                                              -----------
                                                2,143,651
                                              -----------
FINANCIAL -- 10.6%
     Ahmanson (H.F.) & Co.......      3,000        67,125
     American Express Co. ......     12,700       488,950
     Banc One Corporation.......     10,223       324,587
     Bank of Boston Corp........      2,850       123,619
     BankAmerica Corp...........      9,600       518,400
     Bankers Trust (N.Y.)
      Corp......................      2,000       129,000
     Barnett Banks Inc..........      2,500       138,750
     Beneficial Corp............      1,400        66,325
     Block (H. & R.), Inc.......      2,800       105,000
     Cincinnati Financial
      Corp......................      1,305        70,470
     CoreStates Financial
      Corp......................      3,700       135,050
     Dime Bancorp Inc.*.........      2,600        27,625
     Edwards (A.G.), Inc........      1,525        37,362
     Federal National Mortgage
      Association...............      6,900       646,013
     Fifth Third Bancorp........      1,700        96,900

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1995
(SHOWING PERCENTAGE OF INVESTMENTS TO NET ASSETS)
--------------------------------------------------------------------------------

ISSUER                              SHARES       VALUE
--------------------------------  ----------  -----------
FINANCIAL -- CONTINUED
     First Chicago Corp.........      2,300   $   139,725
     First Fed Financial
      Corp.*....................        200         3,000
     First Fidelity
      Bancorporation............      2,050       129,150
     Golden West Financial
      Corp......................      1,500        70,125
     Great Western Financial
      Corp......................      3,600        76,950
     Household International
      Inc.......................      2,500       131,250
     Mellon Bank Corp...........      3,750       150,469
     Merrill Lynch & Co.,
      Inc.......................      4,550       252,525
     Morgan (J.P.) & Co.,
      Inc.......................      4,700       343,687
     NBD Bancorp Inc............      4,100       139,400
     Norwest Corp...............      8,400       237,300
     PNC Bank Corp..............      5,800       142,825
     Piper Jaffray Inc..........        300         5,063
     ReliaStar Financial
      Corp......................        900        34,312
     Shawmut National Corp......      3,350       103,431
     Student Loan Marketing
      Association...............      1,950       105,056
     SunTrust Banks, Inc........      3,000       181,125
     Transamerica Corp..........      1,750       108,281
     Value Line Inc.............        300         8,925
     Vermont Financial Services
      Corp......................        100         2,750
     Wachovia Corp..............      4,400       167,750
     Wells Fargo & Co...........      1,250       227,969
     Wesco Financial Corp.......        150        19,350
                                              -----------
                                                5,755,594
                                              -----------
FOOD & BEVERAGES -- 10.2%
     Archer-Daniels-Midland
      Co........................     13,425       221,512
     Ben & Jerry's (Class A)*...        100         1,400
     CPC International Inc......      3,800       234,650
     Campbell Soup Co...........      6,450       301,537
     Coca-Cola Company..........     32,400     2,134,350
     Fleming Cos., Inc..........      1,200        31,650
     General Mills, Inc.........      4,150       216,837
     Heinz (H.J.) Company.......      6,200       268,926
     Hershey Foods Corp.........      2,300       132,537
     Kellogg Co.................      5,600       402,501
     PepsiCo, Inc...............     20,200       946,833
     Quaker Oats Co.............      3,500       121,625
     Ralston Purina Group.......      2,550       136,425
     Smucker (J.M.) Co. (Class
      A)........................      1,000        21,875
     Super Valu Inc.............      1,900        58,425
     Sysco Corp.................      4,700       146,288
     TCBY Enterprises, Inc......        500         2,938
     Tootsie Roll Industries,
      Inc.......................        618        22,254
ISSUER                              SHARES       VALUE
--------------------------------  ----------  -----------
FOOD & BEVERAGES -- CONTINUED
     Wrigley, (Wm.) Jr. Co......      3,000   $   133,500
                                              -----------
                                                5,536,063
                                              -----------
HEALTHCARE -- 8.0%
     Acuson Corp.*..............      1,000        11,500
     Allergan Inc...............      1,700        51,425
     Alza Corp.*................      2,400        61,800
     Angelica Corp..............        300         7,575
     Apogee Enterprises, Inc....        300         5,194
     Becton Dickinson &
      Company...................      1,800       105,975
     Bergen Brunswig Corp.
      (Class A).................        945        20,436
     Biomet Inc.*...............      2,900        44,225
     Community Psychiatric
      Centers*..................      1,000        12,750
     Forest Laboratories,
      Inc.*.....................      1,250        55,468
     Humana Inc.*...............      4,000        77,500
     Johnson & Johnson..........     16,500     1,183,867
     Manor Care Inc.............      1,550        50,181
     Medtronic Inc..............      2,900       237,800
     Merck & Co., Inc...........     31,600     1,631,350
     Mylan Laboratories Inc.....      2,200        66,275
     Schering-Plough Corp.......      9,600       446,400
     St. Jude Medical Inc.......      1,100        60,225
     Stryker Corp...............      1,200        52,500
     Sunrise Medical Inc.*......        600        16,425
     United American
      Healthcare*...............        200         3,550
     US Health Care Inc.........      4,300       135,988
                                              -----------
                                                4,338,409
                                              -----------
HOUSEHOLD GOODS -- 4.8%
     Alberto Culver Co. (Class
      B)........................        700        21,175
     Avon Products, Inc.........      1,700       115,600
     Bassett Furniture
      Industries, Inc...........        300         7,500
     Church & Dwight Co.,
      Inc.......................        400         8,400
     Clorox Co..................      1,400        91,875
     Colgate-Palmolive Co.......      3,700       259,000
     Handleman Co...............        700         7,262
     Harman International
      Industries, Inc. .........        600        23,625
     Hasbro Inc.................      2,150        66,919
     Leggett & Platt Inc........      1,050        48,694
     Mattel, Inc................      5,669       160,149
     Maytag Corp................      2,900        47,488
     Newell Co..................      4,200       106,575

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1995
(SHOWING PERCENTAGE OF INVESTMENTS TO NET ASSETS)
--------------------------------------------------------------------------------

ISSUER                              SHARES       VALUE
--------------------------------  ----------  -----------
HOUSEHOLD GOODS -- CONTINUED
     Oneida, Ltd................        200   $     3,000
     Procter & Gamble Co. ......     17,600     1,212,200
     Rubbermaid Inc.............      4,100       121,975
     Shaw Industries............      3,400        57,375
     Snap-On Tools Corp.........      1,000        41,750
     Springs Industries, Inc.
      (Class A).................        600        23,550
     Stanhome, Inc..............        400        12,850
     Stanley Works (The)........      1,200        47,550
     Thomas Industries..........        200         3,525
     Whirlpool Corp.............      1,900       109,725
     Zenith Electronics
      Corp.*....................      1,600        14,000
                                              -----------
                                                2,611,762
                                              -----------
INSURANCE -- 6.0%
     Aetna Life & Casualty
      Co........................      2,900       179,438
     Alexander & Alexander
      Services Inc. ............      1,100        25,300
     Allstate Corp..............          1            20
     American General Corp......      5,200       189,150
     American International
      Group, Inc................     12,100       907,541
     Chubb Corp.................      2,200       184,800
     CIGNA Corp.................      1,900       153,188
     GEICO Corp.................      1,700        94,775
     General Re Corp............      2,100       278,513
     Hartford Steam Boiler......        600        26,700
     Jefferson-Pilot Corp.......      1,300        72,637
     Lincoln National Corp......      2,400        98,700
     Marsh & McLennan Companies,
      Inc.......................      1,900       150,100
     Providian Corp.............      2,500        89,688
     SAFECO Corp................      1,600        93,600
     St. Paul Companies.........      2,100       102,375
     Torchmark Corp.............      1,800        69,300
     Travelers Corp.............      8,209       388,859
     UNUM Corp..................      1,900        91,912
     USF&G Corp.................      2,600        42,900
     USLIFECorp.................        500        20,875
                                              -----------
                                                3,260,371
                                              -----------
MANUFACTURING -- 1.6%
     Applied Materials, Inc.*...      2,300       237,800
     Briggs & Stratton Corp.....        800        26,700
     Cincinnati Milacron Inc....        900        28,125
     Clarcor Inc................        300         6,937
ISSUER                              SHARES       VALUE
--------------------------------  ----------  -----------
MANUFACTURING -- CONTINUED
     Dionex Corp.*..............        200         9,625
     Fastenal Co................      1,200   $    40,200
     Goulds Pumps, Inc..........        600        13,200
     Hunt Manufacturing Co......        400         5,600
     Illinois Tool Works Inc....      2,850       168,150
     James River Corp. of
      Virginia..................      2,000        66,750
     Lawson Products, Inc. .....        300         8,063
     Millipore Corp.............      1,200        41,400
     Modine Manufacturing Co....        800        25,000
     Nordson Corp...............        500        27,875
     Thermo Electron Corp.......      2,250        96,188
     Watts Industries Inc.
      (Class A).................      1,000        23,250
     Wellman Inc................      1,000        26,875
                                              -----------
                                                  851,738
                                              -----------
MEDIA -- 7.6%
     BET Holdings Inc. (Class
      B)*.......................        400         7,100
     CBS, Inc...................      1,600       124,200
     Capital Cities/ABC, Inc....      3,900       455,325
     Comcast Corp. (Class A)....      5,900       119,475
     Disney (Walt) Company
      (The).....................     13,300       779,716
     Dow Jones & Co. Inc........      2,600        92,300
     Frontier Corp..............      2,300        61,813
     Gannett Co., Inc...........      3,700       202,575
     King World Productions
      Inc.*.....................        900        37,688
     Knight-Ridder Inc..........      1,250        70,312
     Lee Enterprises Inc........        500        18,875
     McGraw-Hill Inc............      1,300        99,937
     Media General Inc. (Class
      A)........................        600        20,400
     Meredith Corp..............        600        17,250
     New York Times Co. (The)
      (Class A).................      2,500        63,750
     Nynex Corp.................     10,800       445,500
     SBC Communications.........     15,500       745,937
     Scholastic Inc.*...........        500        32,875
     Tele-Communications, Inc.
      (Class A)*................     16,400       410,000
     Times Mirror Co. (Class
      A)........................      3,100        89,125
     Turner Broadcasting System
      Inc. (Class A)............      2,200        47,850
     Viacom, Inc.*..............      1,800        91,575
     Washington Post Co. (The)
      (Class B).................        300        81,300
                                              -----------
                                                4,114,878
                                              -----------

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1995
(SHOWING PERCENTAGE OF INVESTMENTS TO NET ASSETS)
--------------------------------------------------------------------------------

ISSUER                              SHARES       VALUE
--------------------------------  ----------  -----------
MISCELLANEOUS -- 2.0%
     Alco Standard Corp.........      1,350   $   109,856
     Allwaste, Inc.*............      1,200         6,750
     American Greetings Corp.
      (Class A).................      2,050        62,013
     Avnet, Inc.................      1,000        52,000
     Bemis Co., Inc.............      1,400        39,725
     CPI Corp...................        400         8,700
     Cross, A.T. Co. (Class
      A)........................        500         7,875
     DeVRY INC.*................        400         9,100
     Fedders Corp...............        750         5,063
     Fuller (H.B.) Co...........        500        17,625
     General Signal Corp........      1,250        46,094
     Groundwater Technology,
      Inc.*.....................        200         2,650
     Harcourt General Inc.......      1,900        85,500
     Hillenbrand Industries
      Inc.......................      1,700        50,575
     Ionics Inc.*...............        400        15,250
     Jostens Inc................      1,400        31,850
     KENETECH Corp.*............        900        10,800
     Marriott International
      Inc.......................      3,100       112,375
     National Education
      Corp.*....................        600         3,225
     Omnicom Group, Inc.........      1,000        60,375
     Polaroid Corporation.......      1,150        49,306
     Premier Industrial Corp....      2,350        58,162
     Sealed Air Corp.*..........        500        25,375
     Service Corp.
      International.............      2,350        80,194
     Sonoco Products Co.........      2,205        56,228
     Toro Co. (The).............        300         8,587
     Whitman Corp...............      2,600        50,700
                                              -----------
                                                1,065,953
                                              -----------
RESOURCE DEVELOPMENT -- 3.2%
     Air Products & Chemicals,
      Inc.......................      2,900       162,400
     Aluminum Co. of America....      4,600       261,625
     ARCO Chemical Co...........      2,450       117,600
     Battle Mountain Gold
      Co. ......................      1,800        17,100
     Betz Laboratories, Inc.....        700        31,588
     Cabot Corp.................      1,200        67,650
     Calgon Carbon Corp.........      1,200        14,250
     Consolidated Papers Inc....      1,100        65,313
     Cyprus Amax Minerals Co. ..      2,600        72,475
     Echo Bay Mines Ltd.........      3,000        27,562
     Inland Steel Industries
      Inc.......................      1,200        34,500
     Mead Corp..................      1,400        82,425
     Morton International
      Inc.......................      3,900       117,000
     Nalco Chemical Co..........      1,650        58,781
ISSUER                              SHARES       VALUE
--------------------------------  ----------  -----------
RESOURCE DEVELOPMENT -- CONTINUED
     Nucor Corp.................      2,300   $   123,625
     Praxair Inc. ..............      3,700       103,600
     Scott Paper Company........      3,800       174,325
     Sigma-Aldrich
      Corporation...............      1,300        65,325
     Westvaco Corp..............      1,800        81,450
     Worthington Industries,
      Inc.......................      2,250        46,969
                                              -----------
                                                1,725,563
                                              -----------
RETAIL -- 11.6%
     Albertson's, Inc...........      6,400       190,400
     American Stores Co.........      3,800       111,625
     Bob Evans Farms, Inc.......      1,200        23,400
     Charming Shoppes Inc. .....      2,000         9,750
     Circuit City Stores Inc....      2,500        92,813
     Claire's Stores Inc. ......        500        10,000
     Dayton-Hudson Corp. .......      1,800       136,125
     Dillard Department
      Stores....................      2,900        89,900
     Dollar General Corp. ......      1,656        55,898
     Egghead Inc.*..............        300         3,938
     Gap, Inc. (The)............      3,800       132,525
     Giant Food Inc. (Class
      A)........................      1,400        42,700
     Gibson Greetings Inc.......        500         7,375
     Great Atlantic & Pacific
      Tea Co., Inc..............      1,200        33,450
     Hannaford Brothers Co......      1,300        34,938
     Hechinger Co. (Class A)....        800         5,300
     Home Depot, Inc. (The).....     12,033       528,030
     Huffy Corp.................        300         3,750
     International Dairy Queen,
      Inc. (Class A)*...........        600        12,600
     K-Mart Corp................     11,400       179,550
     Kroger Company*............      2,800        87,150
     Lillian Vernon Corp........        200         3,700
     Limited, Inc. (The)........      8,950       183,475
     Longs Drug Stores, Inc.....        500        18,312
     Lowe's Companies, Inc......      4,000       147,500
     Luby's Cafeterias, Inc.....        500         9,875
     May Department Stores Co...      6,300       273,263
     McDonald's Corp............     17,800       687,608
     Melville Corp..............      2,650        95,400
     Mercantile Stores Co.,
      Inc.......................      1,000        46,625
     Morrison Restaurants
      Inc.......................        750        17,531
     Nordstrom Inc..............      2,100        84,525
     Penney, J.C. Co., Inc......      5,950       287,831
     Pep Boys - Manny, Moe &
      Jack......................      1,450        40,781
     Petrie Stores Corp. .......      1,200         8,400

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1995
(SHOWING PERCENTAGE OF INVESTMENTS TO NET ASSETS)
--------------------------------------------------------------------------------

ISSUER                              SHARES       VALUE
--------------------------------  ----------  -----------
RETAIL -- CONTINUED
     Price/Costco Inc.*.........      4,765   $    85,472
     Ryan's Family Steak Houses,
      Inc.*.....................      1,300         9,100
     Sears Roebuck & Co.........      9,900       322,987
     Skyline Corp...............        200         3,350
     Specs Music Inc.*..........        200           700
     TJX Companies Inc. (The)...      2,000        29,250
     Tandy Corp.................      1,900       112,813
     Toys 'R' Us, Inc.*.........      6,950       194,600
     Wal-Mart Stores, Inc.......     58,800     1,565,550
     Walgreen Co................      3,200       165,600
     Whole Foods Market*........        300         4,575
     Woolworth (F.W.) Co........      3,500        54,688
                                              -----------
                                                6,244,728
                                              -----------
TECHNOLOGIES -- 14.9%
     Advanced Micro Devices,
      Inc.*.....................      2,650        86,456
     Amdahl Corp.*..............      3,000        29,813
     American Power Conversion
      Corp.*....................      2,400        45,000
     Analog Devices, Inc.*......      1,850        67,062
     Apple Computer, Inc........      3,200       144,000
     Automatic Data Processing,
      Inc.......................      3,700       236,800
     Baldor Electric Co.........        400        13,050
     Borland International,
      Inc.*.....................        600         7,500
     Cisco Systems, Inc.*.......      7,000       390,250
     Compaq Computer Corp.*.....      6,700       340,025
     Computer Assoc.
      International Inc.........      4,100       300,837
     Cooper Industries Inc. ....      2,900       108,388
     DSC Communications Corp.*..      3,050       163,937
     Digital Equipment Corp.*...      3,800       145,825
     Grainger, (W.W.) Inc. .....      1,300        76,213
     Hewlett-Packard Co.........     13,100     1,020,163
     Hubbell Inc. (Class B).....        830        48,762
     Intel Corp.................     21,300     1,384,563
     International Business
      Machines Inc..............     15,000     1,633,125
     MCI Communications Corp....     17,200       412,800
     Micron Technology, Inc.....      5,300       331,229
     Novell Inc.*...............      9,300       168,562
     Perkin-Elmer Corp..........      1,100        37,262
     Quarterdeck Corp.*.........        400         5,875
     Raychem Corp...............      1,200        45,600
ISSUER                              SHARES       VALUE
--------------------------------  ----------  -----------
TECHNOLOGIES -- CONTINUED
     Shared Medical Systems
      Corp......................        600   $    24,975
     Solectron Corp.*...........      1,200        43,650
     Sprint Corp................      8,900       304,825
     Stratus Computer Inc.*.....        700        18,200
     Sun Microsystems Inc.*.....      2,400       115,500
     Tandem Computers Inc.*.....      2,900        38,063
     Tektronix, Inc.............        850        40,906
     Tellabs, Inc.*.............      2,300       102,350
     Thomas & Betts Corp........        500        33,813
     Xilinx Inc.*...............        600        71,925
                                              -----------
                                                8,037,304
                                              -----------
TRANSPORTATION -- 2.5%
     AMR Corp.*.................      2,000       150,000
     Airborne Freight Corp......        400         8,550
     Alaska Air Group, Inc.*....        300         5,775
     CSX Corp...................      2,700       226,463
     Conrail Inc................      2,100       129,675
     Consolidated Freightways,
      Inc.......................      1,100        26,263
     Delta Air Lines, Inc.......      1,300       103,025
     Federal Express Corp.*.....      1,450        97,875
     GATX Corp..................        600        30,225
     Norfolk Southern Corp......      3,400       246,925
     Roadway Services...........      1,100        55,550
     Ryder System, Inc..........      1,950        48,506
     Santa Fe Pacific Corp......      2,656        75,696
     Southwest Airlines Inc.....      3,800       109,250
     UAL Corp.*.................        350        52,281
     Yellow Corp................        600         9,075
                                              -----------
                                                1,375,134
                                              -----------
UTILITIES -- 7.0%
     American Water Works Co.,
      Inc.......................        900        27,563
     Ameritech Corp.............     14,100       682,087
     Atlanta Gas & Light Co. ...        700        24,500
     Bell Atlantic Corp.........     11,200       641,200
     BellSouth Corp.............     12,700       860,425
     Brooklyn Union Gas Company
      (The).....................      1,250        30,469
     California Energy Co.,
      Inc.*.....................      1,200        22,950
     Citizens Utilities Co.
      (Class A)*................      5,695        64,074
     Connecticut Energy Corp....        200         3,900
     Eastern Enterprises........        500        15,125

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1995
(SHOWING PERCENTAGE OF INVESTMENTS TO NET ASSETS)
--------------------------------------------------------------------------------

ISSUER                              SHARES       VALUE
--------------------------------  ----------  -----------
UTILITIES -- CONTINUED
     El Paso Natural Gas Co.....      1,000   $    25,375
     Equitable Resources Inc....        800        22,200
     Idaho Power Co.............      1,000        24,250
     LG & E Energy Corp.........        900        34,762
     MCN Corp. .................      1,700        32,300
     NICOR Inc. ................      1,200        30,450
     Noram Energy Corp..........      3,400        23,375
     Northwestern Public Service
      Co. ......................        200         5,200
     Oklahoma Gas & Electric
      Co........................      1,000        34,000
     ONEOK Inc..................        700        16,275
     Pacific Enterprises........      2,200        53,075
     Pacific Telesis Group......     10,800       305,100
     Peoples Energy Corp........        900        23,625
     Potomac Electric Power
      Co........................      2,800        58,100
     Public Service Co. of
      Colorado..................      1,600        50,600
     Southern New England
      Telecom...................       1550        53,087
     Telephone & Data Systems...      1,500        58,125
     US West Inc................     11,900       510,213
     Washington Gas Light Co....      1,200        21,900
                                              -----------
                                                3,754,305
                                              -----------
VEHICLE COMPONENTS -- 0.6%
     Cooper Tire & Rubber Co....      2,150        55,363
     Cummins Engine Co., Inc....      1,150        48,300
     Dana Corp..................      2,600        76,700
     Federal-Mogul Corp. .......        800        17,100
     Genuine Parts..............      3,200       120,800
     SPX Corp...................        200         2,875
ISSUER                              SHARES       VALUE
--------------------------------  ----------  -----------
VEHICLE COMPONENTS -- CONTINUED
     Smith, A.O.................        400   $    10,900
     Spartan Motors Inc.*.......        300         3,038
     Worldway Corp.*............        200         2,175
                                              -----------
                                                  337,251
                                              -----------
        Total Common Stocks (Cost
         $43,200,668).......................   52,897,818
                                              -----------
PREFERRED STOCK -- 0.6%
FEDERAL SPONSORED CREDIT -- 0.6%
     Federal Home Loan Mortgage
      Corp......................      4,600       301,300
                                              -----------
        Total Preferred Stock (Cost
         239,422)...........................      301,300
                                              -----------
    TOTAL INVESTMENTS -- 98.5%
     (COST, $43,440,090)(A).................   53,199,118
    OTHER ASSETS, LESS LIABILITIES --
     1.5%...................................      803,670
                                              -----------
    NET ASSETS -- 100.0%....................  $54,002,788
                                              -----------
                                              -----------

------------
 *Non-income producing security.

(a)The aggregate cost for federal income tax purposes is $43,453,725, the aggregate gross unrealized appreciation is $10,474,465, and the aggregate gross unrealized depreciation is $729,072, resulting in net unrealized appreciation of $9,745,393.

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1995
--------------------------------------------------------------------------------

ASSETS:
    Investments at value (Cost $43,440,090) (Note 1)..........................  $53,199,118
    Cash......................................................................      813,520
    Dividends receivable......................................................       99,082
    Deferred organization expenses (Note 1)...................................        8,657
                                                                                -----------
        Total Assets..........................................................   54,120,377
                                                                                -----------
LIABILITIES:
    Expenses payable (Note 2).................................................       21,045
    Payable for securities purchased..........................................       96,544
                                                                                -----------
        Total Liabilities.....................................................      117,589
                                                                                -----------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS......................  $54,002,788
                                                                                -----------
                                                                                -----------
NET ASSETS CONSIST OF:
    Paid-in capital...........................................................  $54,002,788
                                                                                -----------
                                                                                -----------

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends..................................................................  $  902,936
EXPENSES (NOTES 1 AND 2):
    Investment management fee......................................  $   39,589
    Investment advisory fee........................................      19,795
    Administration fee.............................................      19,795
    Expense reimbursement fee......................................     118,532
    Amortization of organization expenses..........................      10,359
                                                                     ----------
        Total Expenses.............................................     208,070
    Less: Waiver of expenses.......................................     (39,590)
                                                                     ----------
        Net Expenses...........................................................     168,480
                                                                                 ----------
NET INVESTMENT INCOME..........................................................     734,456
NET REALIZED GAIN ON INVESTMENTS (NOTE 3):
    Proceeds from sales............................................   2,483,407
    Cost of securities sold........................................   2,077,980
                                                                     ----------
        Net realized gain on investments.......................................     405,427
NET UNREALIZED APPRECIATION OF INVESTMENTS:
    Beginning of year..............................................   1,029,594
    End of year....................................................   9,759,028
                                                                     ----------
        Net change in unrealized appreciation..................................   8,729,434
                                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................  $9,869,317
                                                                                 ----------
                                                                                 ----------

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED      YEAR ENDED
                                                                                   JULY 31,1995   JULY 31, 1994
                                                                                  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
    Net investment income.......................................................  $      734,456  $      545,816
    Net realized gain on investments............................................         405,427         207,560
    Net change in unrealized appreciation.......................................       8,729,434        (216,317)
                                                                                  --------------  --------------
        Net Increase in Net Assets Resulting from Operations....................       9,869,317         537,059
                                                                                  --------------  --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
    Additions...................................................................      14,888,452      14,967,462
    Reductions..................................................................      (2,076,641)     (1,377,702)
                                                                                  --------------  --------------
        Net increase in Net Assets from Transactions in Investors'
         Beneficial Interests...................................................      12,811,811      13,589,760
                                                                                  --------------  --------------
            Total Increase in Net Assets........................................      22,681,128      14,126,819
NET ASSETS:
    Beginning of year...........................................................      31,321,660      17,194,841
                                                                                  --------------  --------------
    End of year.................................................................  $   54,002,788  $   31,321,660
                                                                                  --------------  --------------
                                                                                  --------------  --------------

-------------------------------------------------------------------------------------------

                                                                                      FOR THE PERIOD
                                                                                        AUGUST 10,
                                                  YEAR ENDED                              1990***
                          ----------------------------------------------------------    TO JULY 31,
                          JULY 31, 1995  JULY 31, 1994  JULY 31, 1993  JULY 31, 1992       1991
                          -------------  -------------  -------------  -------------  ---------------
FINANCIAL HIGHLIGHTS:
    Net investment
     income to average
     net assets*........      1.85%          2.13%          1.88%          1.99%          1.85%**
    Expenses to average
     net assets*........      0.43%          0.29%          0.29%          0.29%          0.29%**
    Portfolio turnover
     rate...............       6%             8%             4%             3%              --

--------------------------------------------------------------------------------
  *Reflects a voluntary waiver of fees by the Administrator and Adviser. Due to the limitations set forth in the expense payment arrangements, had the Administrator and Adviser not waived their fees, the ratios of net investment income and expenses to average net assets as stated would not have changed for the periods ended July 31, 1993, 1992 and 1991. For the years ended July 31, 1995 and 1994, the ratios of net investment income and expenses to average net assets would have been 1.75% and 0.53% and 2.00% and 0.42%, respectively. (See Note 2.)
 **Annualized.
***Commencement of operations.

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. Domini Social Index Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini Social Index (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"), the Portfolio's Adviser. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations upon effectiveness on August 10, 1990 and began investment operations on June 3, 1991. The following is a summary of the significant accounting policies of the Portfolio:

    A. VALUATION OF INVESTMENTS. The Portfolio values securities at the last reported sale price, or at the last reported bid price if no sales are reported.

    B.  DIVIDEND INCOME.  Dividend income is recorded on the ex-dividend date.

    C. FEDERAL TAXES. The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for Federal taxes is necessary.

    D. DEFERRED ORGANIZATION EXPENSE. Expenses incurred by the Portfolio in connection with its organization are being amortized by the Portfolio on a straight-line basis over a five-year period.

    E.  OTHER.   Investment transactions  are accounted for  on the trade  date.
Gains and losses are determined on the basis of identified cost.

2.  TRANSACTIONS WITH AFFILIATES.

    A. INVESTMENT ADVISORY FEES. The Portfolio has retained KLD as the Investment Adviser of the Portfolio. The services provided by KLD consist of the determination of the stocks to be included in the Index and evaluating, in accordance with KLD's criteria, debt securities which may be purchased by the Portfolio. For its services under the Investment Advisory Agreement, KLD receives from the Portfolio a fee accrued daily at an annual rate equal to 0.05% of the Portfolio's average daily net assets. For the year ended July 31, 1995, KLD voluntarily waived all of its fees.

    B. INVESTMENT MANAGEMENT FEES. For the period August 1, 1994 through November 20, 1994, the Portfolio retained State Street Bank and Trust Company ("State Street") as the Investment Manager of the Portfolio. State Street did not determine the composition of the Index. For its services under the prior Management Agreement, State Street received from the Portfolio a fee accrued daily at an annual rate equal to 0.10% of the Portfolio's average daily net assets. For the period August 1, 1994 through November 20, 1994, the Portfolio accrued and paid investment management fees of $10,180 to State Street.

    On October 5, 1994, the Board of Trustees of the Portfolio voted to terminate the investment management agreement between the Portfolio and State Street. Termination was effective as of November 21, 1994, at which time Mellon Equity Associates ("MEA") assumed responsibility for the management of the Portfolio's assets. MEA does not determine the composition of the Index. Under the new Management Agreement, the Portfolio pays MEA an investment management fee equal on an annual basis to the following percentages of the Portfolio's average daily net assets for its then-current fiscal year: 0.10% of assets up to $50 million; 0.30% of assets between $50 million and $100 million; 0.20% of assets between $100 million and $500 million; and 0.15% of assets over $500 million. For the period November 21, 1994 through July 31, 1995, the Portfolio accrued and paid investment management fees of $29,409 to MEA.

    C. EXPENSE PAYMENT AGREEMENTS. Pursuant to expense payment arrangements between Signature and each of the Fund and the Portfolio effective January 1, 1995, Signature has agreed to pay all of the operating expenses of the Fund and the Portfolio, including the advisory and management fees of the Portfolio and the administration fees of the Fund and the Portfolio. Under these arrangements, Signature receives expense payment fees (i) from the Fund, at an annual rate equal to 0.48% of the Fund's average daily net assets for its then-current fiscal year, and (ii) from the Portfolio, at an annual rate equal to 0.50% of the Portfolio's average daily net assets for its then-current fiscal year. As a result, the aggregate annual operating expenses (including amortization of organization expenses) of the Fund and the Portfolio will not exceed 0.98% of the average daily net assets of the Fund. After the expense payment arrangements terminate on December 31, 1999, the dollar-based expenses of the Fund and the Portfolio will each be paid directly. Prior to January 1, 1995, the Fund and the Portfolio each had entered into expense reimbursement agreements (the "Prior Agreements") with Signature pursuant to which the aggregate annual operating expenses (including amortization of an organization expenses) of the Fund and the Portfolio would not exceed 0.98% of the Fund's average daily net assets for its then-current fiscal year. Under the Prior Agreements, Signature agreed to pay the expenses of the Fund and the Portfolio (except for fees payable under each of the Administrative Services Agreements, the Distribution Agreement, the Management Agreement, the Advisory Agreement and expenses related to the organization of the Fund and the Portfolio) until April 30, 2000, all subject to reimbursement by the Fund or the Portfolio, as the case may be. For the year ended July 31, 1995, Signature incurred approximately $90,542 in expenses on behalf of the Portfolio.

    D. REIMBURSEMENT OF EXPENSES. The Administrator has agreed to pay certain expenses of the Domini Social Equity Fund (the "Fund"), formerly the Domini Social Index Trust, and the Portfolio subject to reimbursement. To accomplish such reimbursement, the Administrator may either receive an expense reimbursement fee from the Fund and the

DOMINI SOCIAL INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JULY 31, 1995
--------------------------------------------------------------------------------
Portfolio or may reimburse the Fund and the Portfolio directly for expenses incurred such that after such reimbursement the aggregate expenses of the Fund and the Portfolio will not exceed 0.98% of the average daily net assets of the Fund. For the period August 1, 1994 through December 31, 1994, the aggregate expenses of the Fund and the Portfolio were limited to 0.75% of the average daily net assets of the Fund. The expense reimbursement fee agreement will terminate on the earlier of April 30, 2000, or the date on which the cumulative reimbursement fee equals the cumulative payments of such reimbursable expenses made by the Administrator. For the year ended July 31, 1995, the Administrator incurred approximately $90,542 in expenses on behalf of the Portfolio.

3. INVESTMENT TRANSACTIONS. Purchase and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $15,541,954 and $2,483,407, respectively.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
The Trustees and Shareholders
  Domini Social Index Portfolio:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Domini Social Index Portfolio as of July 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from August 10, 1990 (commencement of operations) to July 31, 1991. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Index Portfolio as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from August 10, 1990 to July 31, 1991, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
August 25, 1995

DOMINI SOCIAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1995
--------------------------------------------------------------------------------

ASSETS:
    Investment in Domini Social Index Portfolio, at value (Note 1)............  $54,002,631
    Receivable for fund shares sold...........................................      669,071
    Deferred organization expenses (Note 1)...................................       13,108
                                                                                -----------
        Total Assets..........................................................   54,684,810
                                                                                -----------
LIABILITIES:
    Expenses payable (Note 2).................................................       45,326
    Payable for fund shares redeemed..........................................        1,948
                                                                                -----------
        Total Liabilities.....................................................       47,274
                                                                                -----------
NET ASSETS....................................................................  $54,637,536
                                                                                -----------
                                                                                -----------
NET ASSETS CONSIST OF:
    Paid-in capital...........................................................  $44,591,383
    Undistributed net investment income.......................................       39,069
    Accumulated net realized gain on investment...............................      248,952
    Net unrealized appreciation of investment.................................    9,758,132
                                                                                -----------
NET ASSETS....................................................................  $54,637,536
                                                                                -----------
                                                                                -----------
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE ($54,637,536/3,679,740 SHARES)...................  $  14.85
                                                                                -----------
                                                                                -----------

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME FROM PORTFOLIO:
    Investment income from Portfolio............................................  $  902,930
    Expenses from Portfolio.....................................................    (168,479)
                                                                                  ----------
        Net Income from Portfolio...............................................     734,451
EXPENSES (NOTES 1 AND 2):
    Administration fee...............................................  $  59,401
    Expense reimbursement fee........................................    171,355
    Amortization of organization expenses............................     15,720
                                                                       ---------
        Total Expenses...............................................    246,476
    Less: Waiver of expenses.........................................    (59,401)
                                                                       ---------
        Net Expenses............................................................     187,075
                                                                                  ----------
NET INVESTMENT INCOME...........................................................     547,376
                                                                                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
    Net realized gain from Portfolio............................................     405,386
    Net change in unrealized appreciation from Porfolio.........................   8,728,561
                                                                                  ----------
    Net realized and unrealized gain from Portfolio.............................   9,133,947
                                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................  $9,681,323
                                                                                  ----------
                                                                                  ----------

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED      YEAR ENDED
                                                                                   JULY 31, 1995   JULY 31, 1994
                                                                                   --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income........................................................  $      547,376  $      428,371
    Net realized gain from Portfolio.............................................         405,386         207,559
    Net change in unrealized appreciation from Portfolio.........................       8,728,561        (216,316)
                                                                                   --------------  --------------
      Net Increase in Net Assets from Operations.................................       9,681,323         419,614
                                                                                   --------------  --------------
FROM DISTRIBUTIONS AND DIVIDENDS:
    Dividends to shareholders from net investment income.........................        (596,572)       (353,164)
    Distributions to shareholders from net realized gain.........................        (224,400)       (156,122)
                                                                                   --------------  --------------
      Net Decrease in Net Assets from Distributions and Dividends................        (820,972)       (509,286)
                                                                                   --------------  --------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares................................................      18,000,269      17,262,648
    Net asset value of shares issued in reinvestment of dividends and
     distributions...............................................................         607,013         343,281
    Payments for shares redeemed.................................................      (4,199,386)     (3,375,659)
                                                                                   --------------  --------------
      Net Increase in Net Assets from Capital Share Transactions.................      14,407,896      14,230,270
                                                                                   --------------  --------------
        Total Increase in Net Assets.............................................      23,268,247      14,140,598
NET ASSETS:
    Beginning of year............................................................      31,369,289      17,228,691
                                                                                   --------------  --------------
    End of year (including undistributed net investment income of $39,069 and
     $88,265, respectively)......................................................  $   54,637,536  $   31,369,289
                                                                                   --------------  --------------
                                                                                   --------------  --------------
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Sold.........................................................................       1,368,854       1,397,442
    Issued in reinvestment of dividends and distributions........................          47,501          28,145
    Redeemed.....................................................................        (322,273)       (276,162)
                                                                                   --------------  --------------
    Net increase.................................................................       1,094,082       1,149,425
                                                                                   --------------  --------------
                                                                                   --------------  --------------

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   YEAR ENDED                           FOR THE PERIOD

                                           ----------------------------------------------------------
                                           AUGUST  10,  1990 JULY 31,  1995 JULY
                                           31,  1994 JULY 31, 1993 JULY 31, 1992
                                           TO JULY 31, 1991
                                           -------------  -------------  -------------  -------------  ----------------
Net Asset Value, beginning of period.....        $12.13         $12.00         $11.06         $ 9.95            $10.00
                                                 ------         ------         ------         ------            ------
Income from investment operations:
    Net investment income................         0.172          0.175          0.137          0.117             0.018
    Net realized and unrealized gain
     (loss) on investments...............         2.825          0.178*         0.968          1.106            (0.068)*
                                                 ------         ------         ------         ------            ------
Total income from investment
 operations..............................         2.997          0.353          1.105          1.223            (0.050)
                                                 ------         ------         ------         ------            ------
Less distributions and dividends:
    Dividends to shareholders from net
     investment income...................        (0.195)        (0.150)        (0.150)        (0.113)               --
    Distributions to shareholders from
     net realized gain...................        (0.082)        (0.073)        (0.015)            --                --
                                                 ------         ------         ------         ------            ------
Total distributions......................        (0.277)        (0.223)        (0.165)        (0.113)               --
                                                 ------         ------         ------         ------            ------
Net asset value, end of period...........        $14.85         $12.13         $12.00         $11.06            $ 9.95
                                                 ------         ------         ------         ------            ------
                                                 ------         ------         ------         ------            ------
Ratios/supplemental data
    Total return.........................         25.10%          2.90%         10.00%         12.30%            (0.50)%
    Net assets, end of period (in
     000's)..............................       $54,638        $31,369        $17,229         $7,174            $1,740
    Ratio of expenses to average net
     assets***...........................          0.90 %         0.75 %         0.75 %         0.75 %            0.75 %**
    Ratio of net investment income to
     average net assets***...............          1.38 %         1.67 %         1.41 %         1.53 %            1.49 %**

--------------------------------------------------------------------------------
  *After effect of transaction in capital stock.

 **Annualized.

***Includes the Fund's share of Domini Social Index Portfolio's expenses as well as a waiver of fees and payment of expenses by the Administrator. Without the limitations set forth in the expense payment arrangements and fee waivers in effect during the indicated periods, the ratios of net investment income and expenses to average net assets for the years ended July 31, 1995, 1994, 1993, 1992 and the period ended July 31, 1991 would have been 1.13% and 1.15%, 1.39% and 1.03%, 1.26%
	and 0.90%,  1.53% and 0.75%, and 1.49% and 0.75%, respectively. (See
	Note 2.)

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. Domini Social Equity Fund (the "Fund"), formerly the Domini Social Index Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end, diversified management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9997% at July 31, 1995). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund commenced operations upon effectiveness on August 10, 1990 and began investment operations on June 3, 1991. The following is a summary of the significant accounting policies of the Fund:

    A. VALUATION OF INVESTMENTS. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Fund earns income daily, net of Portfolio expenses, on its investment in the Portfolio. Dividends to shareholders are declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

    C. FEDERAL TAXES. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

    D. DEFERRED ORGANIZATION EXPENSES. Organizational costs are being amortized on a straight-line basis over a five-year period. The amount paid by the Fund on any redemption of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses which the number of the initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption. To the extent that the proceeds of the redemptions are less than such pro rata portion of any unamortized organization expenses, Signature Broker-Dealer Services, Inc. ("Signature"), the Administrator and Distributor of the Fund, has agreed to reimburse the Fund for such difference.

    E. OTHER. All net investment income of the Portfolio is allocated pro rata among the Fund and the other investors in the Portfolio.

2.  TRANSACTIONS WITH AFFILIATES.

    A. ADMINISTRATION. The Fund has retained Signature to serve as Administrator and Distributor. Signature provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers and Trustee affiliated with Signature. For its services under the Administrative Services Agreement, Signature receives from the Fund a fee accrued daily at an annual rate equal to 0.15% of the Fund's average daily net assets. The Portfolio has entered into a similar agreement with Signature at a rate of 0.05%. For the year ended July 31, 1995, Signature voluntarily waived all of its fees.

    B. DISTRIBUTION. The Trustees have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Signature acts as agent of the Fund and principal underwriter of shares of the Fund pursuant to the Plan. Under the Plan, Signature may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund. For the year ended July 31, 1995, Signature received no fees from the Fund pursuant to the Plan.

    C. EXPENSE PAYMENT ARRANGEMENTS. Pursuant to expense payment arrangements between Signature and each of the Fund and the Portfolio effective January 1, 1995, Signature has agreed to pay all of the operating expenses of the Fund and the Portfolio, including the advisory and management fees of the Portfolio and the administration fees of the Fund and the Portfolio. Under these arrangements, Signature receives expense payment fees (i) from the Fund, at an annual rate equal to 0.48% of the Fund's average daily net assets for its then-current fiscal year, and (ii) from the Portfolio, at an annual rate equal to 0.50% of the Portfolio's average daily net assets for its then-current fiscal year. As a result, the aggregate annual operating expenses (including amortization of organization expenses) of the Fund and the Portfolio will not exceed 0.98% of the average daily net assets of the Fund. After the expense payment arrangements terminate on December 31, 1999, the dollar-based expenses of the Fund and the Portfolio will each be paid directly. Prior to January 1, 1995, the Fund and the Portfolio each had entered into expense reimbursement agreements (the "Prior Agreements") with Signature pursuant to which the aggregate annual operating expenses (including amortization of an organization expenses) of the Fund and the Portfolio would not exceed 0.98% of the Fund's average daily net assets for its then-current fiscal year. Under the Prior Agreements, Signature agreed to pay the expenses of the Fund and the Portfolio (except for fees payable under each of the Administrative Services Agreements, the Distribution Agreement, the Management Agreement, the Advisory Agreement and expenses related to the organization of the Fund and the Portfolio) until April 30, 2000, all subject to reimbursement by the Fund or the Portfolio, as the case may be. For the year ended July 31, 1995, Signature incurred approximately $183,778 in expenses on behalf of the Fund.

3. INVESTMENT TRANSACTIONS. Additions and reductions in the Fund's investment in the Portfolio aggregated $14,888,452 and $2,076,641, respectively.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
The Trustees and Shareholders
  Domini Social Equity Fund:

    We have audited the accompanying statement of assets and liabilities of the Domini Social Equity Fund as of July 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from August 10, 1990 (commencement of operations) to July 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the investment owned as of July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Equity Fund as of July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from August 10, 1990 to July 31, 1991, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
August 25, 1995

PART C

Item 24. Financial Statements and Exhibits

(a) Financial Statements

Financial Statements Included In Part A:

Financial Highlights

Financial Statements Included In Part B:

For the Registrant:

Statement of Assets and Liabilities at July 31, 1995
Statement of Operations at July 31, 1995
Statements of Changes in Net Assets for the fiscal years ended July 31, 1995 and July 31, 1994
Financial Highlights
Notes to Financial Statements at July 31, 1995
Report of Independent Auditors

For Domini Social Index Portfolio:

Portfolio Investments at July 31, 1995
Statement of Assets and Liabilities at July 31, 1995
Statement of Operations at July 31, 1995
Statement of Changes in Net Assets for the fiscal years ended July 31, 1995 and July 31, 1994
Financial Highlights
Notes to Financial Statements at July 31, 1995
Report of Independent Auditors

(b) Exhibits

1.       Amended and Restated Declaration of Trust of the Registrant.5

2.       By-Laws of the Registrant.5

4. Specimen of certificate representing ownership of the Registrant's Shares of Beneficial Interest.3

6. Distribution Agreement between the Registrant and Signature Broker-Dealer Services, Inc., as distributor.1

8. Custodian Agreement between the Registrant and Investors Bank & Trust Company, as custodian.1

9(a) Form of Transfer Agency Agreement between the Registrant and Fundamental Shareholder Services, Inc.5

9(b) Administrative Services Agreement between the Registrant and Signature Broker-Dealer Services, Inc., as administrator.1

9(c)     Copy of Administrative Services Plan of the Registrant.1


10.      Not applicable.

11.      Consent of KPMG Peat Marwick LLP, independent auditors for the
         Registrant.5

13.      Copies of investment representation letters from initial shareholders.1

15.      Distribution Plan of the Registrant.1

16.      Performance Calculations.2

17.      Financial Data Schedule.5

18.      Powers of Attorney.2,4

1 Incorporated by reference from Pre-Effective Amendment No. 2 to this Registration Statement as filed with the Securities and Exchange Commission on June 7, 1989.

2 Incorporated by reference from Post-Effective Amendment No. 1 to this Registration Statement as filed with the Securities and Exchange Commission on December 2, 1991.

3 Incorporated by reference from Post-Effective Amendment No. 2 to this Registration Statement as filed with the Securities and Exchange Commission on November 16, 1992.

4 Incorporated by reference from Post-Effective Amendment No. 4 to this Registration Statement as filed with the Securities and Exchange Commission on September 16, 1993.

5 Filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 26. Number of Holders of Securities

Title of Class: Shares of Beneficial Interest (without par value). Number of Record Holders as of November 1, 1995: 1,963.

Item 27. Indemnification

         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, filed as an Exhibit herewith; (b) Section 4 of the Distribution Agreement by and between the Registrant and Signature Broker-Dealer Services, Inc., filed as an Exhibit herewith; and (c) the undertaking of the Registrant regarding indemnification set forth in Item 32 below.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 28. Business and Other Connections of Investment Adviser

Not applicable.

Item 29. Principal Underwriters

         (a) Signature Broker-Dealer Services, Inc. ("Signature"), the Registrant's Distributor, is also the distributor for Fund, a series investment company consisting of seven separate funds, Community Bankers Mutual Fund, Inc., a series investment company consisting of three separate funds, First Funds of America, a series investment company consisting of five separate funds, First Cash Funds of America, a series investment company consisting of four separate funds, BT Investment Funds, a series investment company consisting of nine separate funds, BT Institutional Funds, a series investment company consisting of five separate funds, BT Pyramid Funds, a series investment company consisting of four separate funds, Yankee Funds, a series investment company consisting of ten separate funds, Hyperion Government Mortgage Trust, a series investment company consisting of two separate funds, Hyperion Government Mortgage Trust II, a series investment company consisting of two separate funds, Advisors International Fund, The Flex-funds, a series investment company consisting of five separate funds, The Flex-funds II, and Green Century Funds, a series investment company consisting of two separate funds.

         (b) The following are the directors and officers of Signature. The principal business address of each of these persons is 6 St. James Avenue, Boston, Massachusetts unless otherwise noted.


Philip W. Coolidge: President, Chief Executive Officer and Director of Signature. President and Trustee of Registrant.

Linwood C. Downs:  Treasurer of Signature.

Linda T. Gibson:  Assistant Secretary of Signature.

Thomas M. Lenz:  Assistant Secretary of Signature.  Secretary of Registrant.

Molly S. Mugler: Assistant Secretary of Signature. Assistant Secretary of Registrant.

Barbara M. O'Dette: Assistant Treasurer of Signature. Assistant Treasurer of Registrant.

Beth A. Remy:  Assistant Treasurer of Signature.

Andres E. Saldana: Assistant Secretary of Signature. Assistant Secretary of Registrant.

Julie J. Wyetzner:  Product Management Officer of Signature.

Kate B.M. Bolsover: Director of Signature; Signature Financial Group (Europe), Ltd., 49 St. James's Street, London SW1A 1JT.

Robert G. Davidoff: Director of Signature; CMNY Capital, L.P., 135 East 57th Street, New York, NY 10022.

Leeds Hackett: Director of Signature; Hackett Associates Limited, 1260 Avenue of the Americas, 12th Floor, New York, NY 10020

Laurence B. Levine: Director of Signature; Blair Corporation, 250 Royal Palm Way, Palm Beach, FL 33480

Donald S. Chadwick: Director of Signature; 4609 Bayard Street, Apartment 411, Pittsburgh, PA 15213.

         (c)      Not applicable.

Item 30. Location of Accounts and Records

         The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:

Signature Broker-Dealer Services, Inc. (administrator and distributor): 6 St. James Avenue, Boston, MA 02116.

Investors Bank & Trust Company (custodian): P.O. Box 1537, Boston, MA 02205.

Fundamental Shareholder Services, Inc. (transfer agent): 90 Washington Street, New York, NY 10006.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         (a) The Registrant's Declaration of Trust mandates indemnification by the Registrant of its Trustees, officers and certain others under certain conditions. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee of officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person of the Registrant in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (b) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 (the "Act") as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or value of shares held by such requesting shareholders.

         (c) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston, and Commonwealth of Massachusetts on the 21st day of November, 1995.

DOMINI SOCIAL EQUITY FUND


By:       /s/ PHILIP W. COOLIDGE
         PHILIP W. COOLIDGE, President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on November 21, 1995.

Signature, Title


/S/ PHILIP W. COOLIDGE
PHILIP W. COOLIDGE
President and Trustee


/S/ JOHN R. ELDER
JOHN R. ELDER
Treasurer, Principal Financial Officer and Principal Accounting Officer

EMILY WATTS CARD*
EMILY WATTS CARD
Trustee

AMY L. DOMINI*
AMY L. DOMINI
Trustee

KAREN PAUL*
KAREN PAUL
Trustee

WILLIAM C. OSBORN*
WILLIAM C. OSBORN
Trustee

*By /S/ PHILIP W. COOLIDGE
    PHILIP W. COOLIDGE

*Pursuant to powers of attorney previously filed.

SIGNATURES

         Domini Social Index Portfolio has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 33-29180) of Domini Social Equity Fund to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 21st day of November, 1995.

DOMINI SOCIAL INDEX PORTFOLIO


By:      /S/ PHILIP W. COOLIDGE
         PHILIP W. COOLIDGE, President

         This Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 33-29180) of Domini Social Equity Fund has been signed below by the following persons in the capacities indicated on November 25, 1995.

Signature, Title


/S/ PHILIP W. COOLIDGE
PHILIP W. COOLIDGE
President and Trustee of Domini Social Index Portfolio


/S/ JOHN R. ELDER
JOHN R. ELDER
Treasurer, Principal Financial Officer and Principal Accounting Officer of Domini Social Index Portfolio

AMY L. DOMINI*
AMY L. DOMINI
Trustee of Domini Social Index Portfolio

ALLEN M. MAYES*
ALLEN M. MAYES
Trustee of Domini Social Index Portfolio

FREDERICK C. WILLIAMSON*
FREDERICK C. WILLIAMSON
Trustee of Domini Social Index Portfolio

TIMOTHY SMITH*
TIMOTHY SMITH
Trustee of Domini Social Index Portfolio


*By /S/ PHILIP W. COOLIDGE
    PHILIP W. COOLIDGE

*Pursuant to powers of attorney previously filed.

INDEX TO EXHIBITS

Exhibit No.               Description of Exhibit

1.                  Amended and Restated Declaration of Trust of the Registrant.

2.                  By-Laws of the Registrant.

9(a) Form of Transfer Agency Agreement between the Registrant and Fundamental Shareholder Services, Inc.

11. Consent of KPMG Peat Marwick LLP, independent auditors for the Registrant.

17.                 Financial Data Schedule.